EXHIBIT 10.19

             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                          Dated as of September 30, 1999

                                      among

                 EACH OF THE FINANCIAL INSTITUTIONS PARTY HERETO
                                  as the Lenders

                                       and

                      BANK OF AMERICA, NATIONAL ASSOCIATION
                                  as the Agent,

                                       and

                                  PENTACON, INC.
                                       and
                 THE SUBSIDIARIES OF PENTACON, INC. PARTY HERETO
                                 as the Borrowers
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                                TABLE OF CONTENTS

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
ARTICLE 1  INTERPRETATION OF THIS AGREEMENT................................................................................1
           Section 1.1...........................................................................................DEFINITIONS      1
           Section 1.2......................................................................................ACCOUNTING TERMS      30
           Section 1.3...............................................................................INTERPRETIVE PROVISIONS      30

ARTICLE 2  LOANS AND LETTERS OF CREDIT....................................................................................31
           Section 2.1........................................................................................TOTAL FACILITY      31
           Section 2.2.......................................................................................REVOLVING LOANS      31
           Section 2.3..............................................................................................RESERVED      38
           Section 2.4.....................................................................................LETTERS OF CREDIT      38
           Section 2.5............................................................................EXISTING LETTERS OF CREDIT      46
           Section 2.6.........................................................................................BANK PRODUCTS      46

ARTICLE 3  INTEREST AND FEES..............................................................................................47
           Section 3.1..............................................................................................INTEREST      47
           Section 3.2.................................................................CONVERSION AND CONTINUATION ELECTIONS      48
           Section 3.3.................................................................................MAXIMUM INTEREST RATE      49
           Section 3.4..............................................................................................RESERVED      49
           Section 3.5.......................................................................................UNUSED LINE FEE      49
           Section 3.6..................................................................................LETTER OF CREDIT FEE      49
           Section 3.7............................................................................................OTHER FEES      50
           Section 3.8...................................................................................INTEREST LIMITATION      50

ARTICLE 4  PAYMENTS AND PREPAYMENTS.......................................................................................51
           Section 4.1.......................................................................................REVOLVING LOANS      51
           Section 4.2.....................................................REDUCTION OF COMMITMENTS; TERMINATION OF FACILITY      51
           Section 4.3..............................................................................................RESERVED      52
           Section 4.4..............................................................................................RESERVED      52
           Section 4.5...................................................................PREPAYMENTS FROM ASSET DISPOSITIONS      52
           Section 4.6.............................................................................PAYMENTS BY THE BORROWERS      53
           Section 4.7...........................................................................PAYMENTS AS REVOLVING LOANS      53
           Section 4.8..................................................APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS.      53
           Section 4.9.......................................................................INDEMNITY FOR RETURNED PAYMENTS      54
           Section 4.10...............................................THE AGENT'S AND THE LENDERS'BOOKS AND RECORDS; MONTHLY
                     STATEMENTS...........................................................................................54

ARTICLE 5  TAXES, YIELD PROTECTION, AND ILLEGALITY........................................................................55
           Section 5.1.................................................................................................TAXES      55
           Section 5.2............................................................................................ILLEGALITY      56
           Section 5.3...............................................................INCREASED COSTS AND REDUCTION OF RETURN      56
           Section 5.4........................................................................................FUNDING LOSSES      57
           Section 5.5..........................................................................INABILITY TO DETERMINE RATES      57
           Section 5.6...............................................................................CERTIFICATES OF LENDERS      58
           Section 5.7..............................................................................................SURVIVAL      58
           Section 5.8..............................................................CLAIMS UNDER SECTION 5.1 AND SECTION 5.3      58
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
           Section 5.9........................................................................REPLACEMENT OF AFFECTED LENDER      58

ARTICLE 6  COLLATERAL58
           Section 6.1............................................................................GRANT OF SECURITY INTEREST      58
           Section 6.2........................................................PERFECTION AND PROTECTION OF SECURITY INTEREST      60
           Section 6.3................................................................................LOCATION OF COLLATERAL      62
           Section 6.4....................................................TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL      62
           Section 6.5............................................................................................APPRAISALS      62
           Section 6.6...............................................................ACCESS AND EXAMINATION; CONFIDENTIALITY      63
           Section 6.7..................................................................................COLLATERAL REPORTING      64
           Section 6.8..............................................................................................ACCOUNTS      64
           Section 6.9......................................................................COLLECTION OF ACCOUNTS; PAYMENTS      66
           Section 6.10.......................................................................INVENTORY; PERPETUAL INVENTORY      67
           Section 6.11............................................................................................EQUIPMENT      67
           Section 6.12.............................................................................................RESERVED      68
           Section 6.13............................................................DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER      68
           Section 6.14........................................................................................RIGHT TO CURE      68
           Section 6.15....................................................................................POWER OF ATTORNEY      68
           Section 6.16..........................................THE AGENT'S AND THE LENDERS'RIGHTS, DUTIES, AND LIABILITIES      69
           Section 6.17................................................................SITE VISITS, OBSERVATIONS AND TESTING      69
           Section 6.18.......................................................................GUARANTIES; LOAN PARTY JOINDER      70
           Section 6.19.................................VOTING RIGHTS, DISTRIBUTIONS, ETC. IN RESPECT OF INVESTMENT PROPERTY      70

ARTICLE 7  BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES..............................................................72
           Section 7.1.....................................................................................BOOKS AND RECORDS      72
           Section 7.2.................................................................................FINANCIAL INFORMATION      72
           Section 7.3................................................................................NOTICES TO THE LENDERS      75
           Section 7.4.....................................................................REVISIONS OR UPDATES TO SCHEDULES      77

ARTICLE 8  GENERAL WARRANTIES AND REPRESENTATIONS.........................................................................77
           Section 8.1.................................AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT AND THE
                     LOAN DOCUMENTS; NO CONFLICTS.........................................................................77
           Section 8.2............................................................VALIDITY AND PRIORITY OF SECURITY INTEREST      78
           Section 8.3........................................................................ORGANIZATION AND QUALIFICATION      78
           Section 8.4....................................................................CORPORATE NAME; PRIOR TRANSACTIONS      78
           Section 8.5...........................................................................SUBSIDIARIES AND AFFILIATES      78
           Section 8.6..................................................................FINANCIAL STATEMENTS AND PROJECTIONS      78
           Section 8.7........................................................................................CAPITALIZATION      79
           Section 8.8..............................................................................................SOLVENCY      79
           Section 8.9..................................................................................................DEBT      79
           Section 8.10........................................................................................DISTRIBUTIONS      79
           Section 8.11....................................................................................TITLE TO PROPERTY      79
           Section 8.12..................................................................................REAL ESTATE; LEASES      79
           Section 8.13...................................................................................PROPRIETARY RIGHTS      79
           Section 8.14..........................................................................................TRADE NAMES      80
           Section 8.15...........................................................................................LITIGATION      80
           Section 8.16...............................................................................RESTRICTIVE AGREEMENTS      80
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
           Section 8.17.......................................................................................LABOR DISPUTES      80
           Section 8.18...................................................................................ENVIRONMENTAL LAWS      80
           Section 8.19..................................................................................NO VIOLATION OF LAW      81
           Section 8.20...........................................................................................NO DEFAULT      81
           Section 8.21.....................................................................................ERISA COMPLIANCE      82
           Section 8.22................................................................................................TAXES      82
           Section 8.23...................................................................................REGULATED ENTITIES      82
           Section 8.24..................................................................USE OF PROCEEDS; MARGIN REGULATIONS      83
           Section 8.25...................................................COPYRIGHTS, PATENTS, TRADEMARKS, AND LICENSES, ETC      83
           Section 8.26...........................................................................NO MATERIAL ADVERSE CHANGE      83
           Section 8.27......................................................................................FULL DISCLOSURE      83
           Section 8.28..................................................................................MATERIAL AGREEMENTS      83
           Section 8.29........................................................................................BANK ACCOUNTS      83
           Section 8.30...........................................................................GOVERNMENTAL AUTHORIZATION      83
           Section 8.31..................................................................................INVESTMENT PROPERTY      84
           Section 8.32....................................................................................COMMON ENTERPRISE      84
           Section 8.33......................................................LOAN PARTIES; CERTAIN UNRESTRICTED SUBSIDIARIES      84

ARTICLE 9  AFFIRMATIVE AND NEGATIVE COVENANTS.............................................................................85
           Section 9.1...........................................................................TAXES AND OTHER OBLIGATIONS      85
           Section 9.2...........................................................................EXISTENCE AND GOOD STANDING      85
           Section 9.3...........................................COMPLIANCE WITH LAW AND AGREEMENTS; MAINTENANCE OF LICENSES      85
           Section 9.4...............................................................................MAINTENANCE OF PROPERTY      85
           Section 9.5.............................................................................................INSURANCE      86
           Section 9.6..........................................................................................CONDEMNATION      87
           Section 9.7....................................................................................ENVIRONMENTAL LAWS      87
           Section 9.8.................................................................................COMPLIANCE WITH ERISA      88
           Section 9.9..........................................................MERGERS, CONSOLIDATIONS, SALES, ACQUISITIONS      88
           Section 9.10................................................DISTRIBUTIONS; CAPITAL CHANGE; RESTRICTED INVESTMENTS      89
           Section 9.11.....................................................TRANSACTIONS AFFECTING COLLATERAL OR OBLIGATIONS      89
           Section 9.12...........................................................................................GUARANTIES      89
           Section 9.13.................................................................................................DEBT      89
           Section 9.14...........................................................................................PREPAYMENT      89
           Section 9.15.........................................................................TRANSACTIONS WITH AFFILIATES      90
           Section 9.16.................................................................INVESTMENT BANKING AND FINDER'S FEES      90
           Section 9.17...................................................................................BUSINESS CONDUCTED      90
           Section 9.18................................................................................................LIENS      90
           Section 9.19......................................................................SALE AND LEASEBACK TRANSACTIONS      90
           Section 9.20.....................................................................................NEW SUBSIDIARIES      91
           Section 9.21..........................................................................................FISCAL YEAR      91
           Section 9.22.................................................................................CAPITAL EXPENDITURES      91
           Section 9.23..........................................................................OPERATING LEASE OBLIGATIONS      91
           Section 9.24..........................................................................FIXED CHARGE COVERAGE RATIO      91
           Section 9.25..........................................................................ADJUSTED TANGIBLE NET WORTH      91
           Section 9.26......................................................................................USE OF PROCEEDS      91
           Section 9.27...................................................................................FURTHER ASSURANCES      92

ARTICLE 10 CONDITIONS OF LENDING..........................................................................................92
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           Section 10.1..........................................CONDITIONS PRECEDENT TO MAKING OF LOANS ON THE CLOSING DATE      92
           Section 10.2....................................................................CONDITIONS PRECEDENT TO EACH LOAN      96

ARTICLE 11 DEFAULT REMEDIES...............................................................................................97
           Section 11.1....................................................................................EVENTS OF DEFAULT      97
           Section 11.2.............................................................................................REMEDIES     100

ARTICLE 12 TERM AND TERMINATION..........................................................................................102
           Section 12.1.................................................................................TERM AND TERMINATION     102

ARTICLE 13 AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS...................................................102
           Section 13.1......................................................................NO WAIVERS; CUMULATIVE REMEDIES     102
           Section 13.2...............................................................................AMENDMENTS AND WAIVERS     102
           Section 13.3..........................................................................ASSIGNMENTS; PARTICIPATIONS     103

ARTICLE 14 THE AGENT.....................................................................................................105
           Section 14.1........................................................................APPOINTMENT AND AUTHORIZATION     105
           Section 14.2.................................................................................DELEGATION OF DUTIES     106
           Section 14.3...............................................................................LIABILITY OF THE AGENT     106
           Section 14.4................................................................................RELIANCE BY THE AGENT     107
           Section 14.5....................................................................................NOTICE OF DEFAULT     107
           Section 14.6......................................................................................CREDIT DECISION     107
           Section 14.7......................................................................................INDEMNIFICATION     108
           Section 14.8.....................................................................THE AGENT IN INDIVIDUAL CAPACITY     108
           Section 14.9......................................................................................SUCCESSOR AGENT     108
           Section 14.10.....................................................................................WITHHOLDING TAX     109
           Section 14.11............................................................................................RESERVED     110
           Section 14.12..................................................................................COLLATERAL MATTERS     110
           Section 14.13.............................................RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS     111
           Section 14.14...............................................................................AGENCY FOR PERFECTION     112
           Section 14.15................................................................PAYMENTS BY THE AGENT TO THE LENDERS     112
           Section 14.16............................................CONCERNING THE COLLATERAL AND THE RELATED LOAN DOCUMENTS     112
           Section 14.17..........................................FIELD AUDIT AND EXAMINATION REPORTS; DISCLAIMER BY LENDERS     112
           Section 14.18..............................................................................RELATION AMONG LENDERS     113

ARTICLE 15 MISCELLANEOUS.................................................................................................113
           Section 15.1.................................................CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL     113
           Section 15.2.........................................................................................SEVERABILITY     114
           Section 15.3...................................................GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS     114
           Section 15.4.................................................................................WAIVER OF JURY TRIAL     115
           Section 15.5...........................................................SURVIVAL OF REPRESENTATIONS AND WARRANTIES     115
           Section 15.6........................................................................OTHER SECURITY AND GUARANTIES     115
           Section 15.7....................................................................................FEES AND EXPENSES     115
           Section 15.8..............................................................................................NOTICES     116
           Section 15.9....................................................................................WAIVER OF NOTICES     117
           Section 15.10......................................................................................BINDING EFFECT     117
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
           Section 15.11..........................................INDEMNITY OF THE AGENT AND THE LENDERS BY THE LOAN PARTIES     117
           Section 15.12.............................................................................LIMITATION OF LIABILITY     118
           Section 15.13.....................................................................................FINAL AGREEMENT     119
           Section 15.14........................................................................................COUNTERPARTS     119
           Section 15.15............................................................................................CAPTIONS     119
           Section 15.16....................................................................................RIGHT OF SET-OFF     119
           Section 15.17.........................................................................JOINT AND SEVERAL LIABILITY     119
           Section 15.18.............................................CONTRIBUTION AND INDEMNIFICATION AMONG THE LOAN PARTIES     120
           Section 15.19......................................................AGENCY OF THE PARENT FOR EACH OTHER LOAN PARTY     121
           Section 15.20.............................................................................ADDITIONAL LOAN PARTIES     121
           Section 15.21..................................EXPRESS WAIVERS BY LOAN PARTIES IN RESPECT OF CROSS GUARANTIES AND
                      CROSS COLLATERALIZATION............................................................................122
           Section 15.22.........................................AMENDMENT AND RESTATEMENT; NON-ASSUMPTION BY NEW BORROWERS;
                      DEEMED ALLOCATION OF PAYMENTS AND PROCEEDS.........................................................123
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             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

      This Second Amended and Restated Loan and Security Agreement, dated as of September 30, 1999, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), Bank of America, National Association ("the BANK") with an office located at 901 Main Street, 6th Floor, Dallas, Texas 75202, as agent for the Lenders (in its capacity as agent, the "AGENT"), and Pentacon, Inc., a Delaware corporation, Pentacon Aerospace Group, Inc., a Nevada corporation, Pentacon Industrial Group, Inc., a Nevada corporation, AXS Solutions, Inc., a Delaware corporation, Capitol Bolt & Supply, Inc., a Texas corporation, Maumee Industries, Inc., an Indiana corporation, Pace Products, Inc., a Texas corporation, Sales Systems, Limited, a Pennsylvania corporation, Alatec Products, Inc., a California corporation, Alatec Cable Harness & Assembly Division, Inc., a California corporation, Alatec Fastener and Component Group, Inc., a California corporation, Alatec Race, Inc., a California corporation, Trace Alatec Supply Company, Inc., a California corporation, Texas International Aviation, Inc., a Texas corporation, West Coast Aero Products Holding Corp., a Delaware corporation, ASI Aerospace Group, Inc., a Delaware corporation, and Pollard Acquisition Corp., a Delaware corporation (each a "BORROWER" and collectively , the "BORROWERS").

                               W I T N E S S E T H

      A. The Loan Parties have requested the Lenders to make available to the Borrowers a revolving line of credit in an amount of $100,000,000 for loans and letters of credit which the Borrowers will use for acquisitions, working capital needs, and general business purposes;

      B. The Lenders have agreed to make available to the Borrowers a revolving credit facility and letters of credit upon the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Loan Parties hereby agree as follows.

ARTICLE 1

                         INTERPRETATION OF THIS AGREEMENT

Section 1.1 DEFINITIONS.  As used herein:

      "ACCOUNT" means, with respect to a Person, any of such Person's now owned or hereafter acquired or arising accounts, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance, and "ACCOUNTS" means, with respect to any such Person, all of the foregoing.

      "ACCOUNT DEBTOR" means each Person obligated on an Account.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1
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      "ACH TRANSACTIONS" means any cash management or related services including the automated clearing house transfer of funds by the Bank for the account of any Loan Party pursuant to agreement or overdrafts.

      "ADJUSTED TANGIBLE ASSETS" means, as applied to any Person, all of such Person's assets except: (a) deferred assets, other than prepaid insurance and prepaid taxes; (b) patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar intangibles; (c) Restricted Investments; (d) unamortized debt discount and expense; (e) assets constituting Intercompany Accounts; and (f) fixed assets to the extent of any write-up in the book value thereof resulting from a revaluation effective after the Closing Date.

      "ADJUSTED TANGIBLE NET WORTH" means, as applied to any Person, at any date and determined in accordance with GAAP: (a) the book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves) at which the Adjusted Tangible Assets would be shown on a balance sheet of such Person at such date, LESS (b) the amount at which such Person's liabilities would be shown on such balance sheet, including as liabilities all reserves for contingencies and other potential liabilities which would be required to be shown on such balance sheet, PLUS (c) the principal amount outstanding under the Subordinated Notes, all as determined in accordance with GAAP.

      "ADJUSTED TANGIBLE NET WORTH REQUIREMENT" means, as of the end of each fiscal quarter ending after the Closing Date, an amount equal to $72,050,000, PLUS the cumulative amount of all Adjusted Tangible Net Worth Requirement Increases, PLUS the principal amount outstanding under the Subordinated Notes.

      "ADJUSTED TANGIBLE NET WORTH REQUIREMENT INCREASE" means an amount, determined as of the end of any fiscal quarter for the Parent and its Subsidiaries on a consolidated basis, commencing with the fiscal quarter ending September 30,1999, equal to the sum of (a) seventy-five percent (75.0%) of the amount (not less than zero) of Net Income for such fiscal quarter, PLUS (b) the net amount of all equity proceeds received during such fiscal quarter.

      "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, five percent (5%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

      "AGENT" means the Bank, solely in its capacity as administrative agent for the Lenders, and any successor agent.

      "AGENT ADVANCES" has the meaning specified in SECTION 2.2(I).

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 2
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      "AGENT'S LIENS" means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders, the Bank, and the Agent pursuant to this Agreement and the other Loan Documents.
      "AGENT RELATED PERSONS" means the Agent, together with its Affiliates, and the officers, directors, employees, agents, and attorneys-in-fact of the Agent and its Affiliates.

      "AGGREGATE REVOLVER OUTSTANDINGS" means, at any time: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

      "AGREEMENT" means this Loan and Security Agreement.

      "ANNIVERSARY DATE" means each anniversary of the Closing Date.

      "APPLICABLE MARGIN" means

            (a) with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Rate Loans), zero percent (0.00%);

            (b) with respect to LIBOR Revolving Loans, two percent (2.00%).

      "ASSIGNEE" has the meaning specified in SECTION 13.3(A).

      "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in SECTION 13.3(A).

      "ATTORNEY COSTS" means and includes all fees, expenses, and disbursements of any law firm or other counsel engaged by the Agent.

      "AVAILABILITY" means, at any time, (a) the Borrowing Base MINUS (b) the Aggregate Revolver Outstandings.

      "BANK" means Bank of America, National Association, a national banking association, or any successor entity thereto.

      "BANK PRODUCTS" means any one or more of the following types of services or facilities extended to any Loan Party by the Bank or any Affiliate of the Bank in reliance on the Bank's agreement to indemnify such Affiliate: (a) credit cards; (b) ACH Transactions; (c) Interest Rate Protection Agreements; and (d) foreign exchange contracts.

      "BANK PRODUCT RESERVES" means all reserves which the Agent from time to time establishes in its sole discretion for the Bank Products then provided and outstanding.

      "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C. ss.101 ET SEQ.).

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 3
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      "BASE RATE" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions, and other factors, and is used as a prime point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

      "BASE RATE LOANS" means the Base Rate Revolving Loans.

      "BASE RATE REVOLVING LOAN" means a Revolving Loan during any period in which it bears interest based on the Base Rate.

      "BLOCKED ACCOUNT AGREEMENT" means an agreement among one or more of the Loan Parties, the Agent and a Clearing Bank, in form and substance satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

      "BORROWER" and "BORROWERS" have the meanings specified for such terms in the introductory paragraph of this Agreement.

      "BORROWING" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrowers (or by the Bank in the case of a Borrowing funded by Non-Ratable Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance.

      "BORROWING BASE" means, at any time, an amount equal to the lesser of

            (a)   the Maximum Revolver Amount or

            (b)   the sum of

                  (i) eighty-five percent (85.0%) of the Net Amount of Eligible Accounts, PLUS

                  (ii) sixty percent (60.0%) of the value of Eligible Industrial
            Group Inventory, PLUS

                  (iii) sixty-five percent (65.0%) of the value of Eligible
            Aerospace Group Inventory (Category I), PLUS

                  (iv) thirty percent (30.0%) of the value of Eligible Aerospace
            Group Inventory (Category II), MINUS

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 4

                  (v)   the sum of

                        (A) reserves for accrued and unpaid interest on the Obligations,

                        (B)   the Environmental Compliance Reserve,

                        (C)   the Bank Product Reserve and

                        (D) all other reserves which the Agent deems necessary
                  in the exercise of its reasonable credit judgment to maintain with respect to any Borrower, including reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of any Loan Party.

      "BORROWING BASE CERTIFICATE" means a certificate by a Responsible Officer of each of the Borrowers, substantially in the form of EXHIBIT B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof (including, to the extent a Borrower has received notice of any such reserve from the Agent, any of the reserves included in such calculation pursuant to CLAUSE (B)(V) of the definition of Borrowing Base), as of the close of business no more than five (5) Business Days prior to the date of such certificate, all in such detail as shall be satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers and certified to the Agent; PROVIDED, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (a) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and
(b) to the extent that such calculation is not in accordance with this Agreement.

      "BUSINESS DAY" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Dallas, Texas or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings, and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to CLAUSE (A) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

      "CAPITAL ADEQUACY REGULATION" means any guideline, request, or directive of any central bank or other Governmental Authority, or any other law, rule, or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

      "CAPITAL EXPENDITURES" means all payments due (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one (1) year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 5

      "CAPITAL LEASE" means any lease of property which, in accordance with GAAP, should be reflected as a capital lease on a balance sheet.

      "CAPITAL STOCK" means any and all corporate stock, units, shares, partnership interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership (however designated) issued by any Person.

      "CASH PURCHASE CONSIDERATION" means, as of any date of determination and with respect to any acquisition by a Loan Party, the purchase price to be paid for the Capital Stock issued by the Person being acquired or the assets being acquired, including all cash consideration paid (whether classified as purchase price, noncompete payments, consulting payments, or otherwise and without regard to whether such amount is paid at closing or paid over time) and the Dollar value of all other assets, other than Capital Stock of the Parent, to be transferred by the purchaser in connection with such acquisition to the seller or sellers, all valued in accordance with the applicable agreement entered into between the Person being acquired or selling such assets and/or the seller or sellers and the purchaser, and including (without duplication) the amount of any Debt incurred, assumed, or acquired by any Loan Party in connection with such acquisition.

      "CHANGE OF CONTROL" means the occurrence of any of the following: (a) except as allowed by SECTION 9.9, the adoption of a plan relating to the liquidation or dissolution of the Parent or any other Borrower; (b) the acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of a direct or indirect majority in interest (more than fifty percent (50.0%)) of the voting power of the voting stock of the Parent by way of merger or consolidation or otherwise;
(c) the first day on which a majority of the members of the Management Group of the Parent, any other Borrower, or any general partner of a Borrower are not Continuing Directors; (d) except as allowed by SECTION 9.9, any Borrower (other than the Parent) shall cease to be a Wholly-Owned Subsidiary of the Parent.

      "CLEARING BANK" means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

      "CLOSING DATE" means the date of this Agreement.

      "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and the regulations promulgated thereunder.

      "COLLATERAL" has the meaning specified in SECTION 6.1.

      "COMMITMENT" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "COMMITMENT" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, or the most recent Assignment and Acceptance such Lender is a party to, in accordance with the provisions of SECTION 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of SECTION 13.3, and

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
"COMMITMENTS" means, collectively, the aggregate amount of the Commitments of all of the Lenders.
      "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste, in each case to the extent regulated under any applicable Environmental Law.

      "CONTINUING DIRECTORS" means, as of any date of determination, any duly appointed member of the Management Group of the Parent, any other Borrower or any general partner of any other Borrower, who (a) was a member of such Management Group on the Closing Date or (b) was nominated for election or elected to such Management Group with the affirmative vote of a majority of the Management Group who were members of such Management Group at the time of such nomination or election.

      "CONVERSION/CONTINUATION DATE" means the effective date of (a) any conversion of LIBOR Rate Loans to Base Rate Loans or of Base Rate Loans to LIBOR Rate Loans or (b) any continuation of LIBOR Rate Loans as LIBOR Rate Loans.

      "COPYRIGHT, PATENT, AND TRADEMARK AGREEMENTS" means each Copyright Security Agreement, Patent Security Agreement, and Trademark Security Agreement executed and delivered by a Loan Party to the Agent to evidence and perfect the Agent's security interest in such Borrower's present and future copyrights, patents, trademarks, and related licenses and rights, for the benefit of the Agent and the Lenders.

      "CREDIT SUPPORT" has the meaning specified in SECTION 2.4(A).

      "DEBT" means, with respect to a Person without duplication, all liabilities, obligations, and indebtedness of such Person to any other Person, of any kind or nature, now or hereafter owing, arising, due, or payable, howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, contingent, fixed, or otherwise, and including, without in any way limiting the generality of the foregoing: (a) liabilities and obligations to trade creditors; (b) in the case of a Loan Party, all Obligations; (c) all obligations and liabilities of any Person, whether or not owed by such Person, secured by any Lien on such Person's property, even though such Person shall not have assumed or become liable for the payment thereof; PROVIDED, HOWEVER, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Person prepared in accordance with GAAP; (d) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by such Person, even if the rights and remedies of the lessor, seller, or lender thereunder are limited to repossession of such property; PROVIDED, HOWEVER, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Person prepared in accordance with GAAP; and (e) all obligations and liabilities under Guaranties.

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
      "DEBT FOR BORROWED MONEY" means, as to any Person, Debt for borrowed money or as evidenced by notes, bonds, debentures, or similar evidences of any such Debt of such Person, the deferred and unpaid purchase price of any property or business (other than trade accounts payable incurred in the ordinary course of business and constituting current liabilities) and all obligations under Capital Leases.

      "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

      "DEFAULTING LENDER" has the meaning specified in SECTION 2.2(G)(II).

      "DEFAULT RATE" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate PLUS (b) two percent (2.00%). Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit, the Default Rate shall mean an increase in the Letter of Credit Fee by two percent (2.00%).

      "DISTRIBUTION" means, in respect of any Person: (a) the payment or making of any dividend or other distribution of property in respect of its Capital Stock (or any options or warrants for therefor), other than distributions in its Capital Stock (or any options or warrants therefor) of the same class; or (b) the redemption or other acquisition by such Person of any Capital Stock (or any options or warrants therefor).

      "DOL" means the United States Department of Labor or any successor department or agency.

      "DOLLAR" and "$" means dollars in the lawful currency of the United
States.

      "EBITDA" means, for any period, the sum of Net Income, PLUS, the sum of the following to the extent included in the determination of Net Income: (a) the amount, if any, by which Interest Expense exceeds interest income; PLUS (b) income and franchise taxes; PLUS (c) depreciation and amortization expense.

      "ELIGIBLE ACCOUNTS" means the Accounts of a Borrower which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:

            (a) with respect to which more than ninety (90) days have elapsed since the date of the original invoice therefor or it is more than sixty
      (60) days past due;

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
            (b) with respect to which any of the representations, warranties, covenants, and agreements contained in SECTION 6.8 are not or have ceased to be complete and correct or have been breached;

            (c) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance, or other instrument for the payment of money has been received, presented for payment, and returned uncollected for any reason;
            (d) which represents a progress billing (as hereinafter defined) or as to which such Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon such Borrower's completion of any further performance under the contract or agreement;

            (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: (i) death or judicial declaration of incompetency of an Account Debtor who is an individual;
      (ii) the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; (iii) the making of any general assignment by the Account Debtor for the benefit of creditors; (iv) the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; (v) the institution by or against the Account Debtor of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; (vi) the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; (vii) the nonpayment generally by the Account Debtor of its debts as they become due; (viii) or the cessation of the business of the Account Debtor as a going concern;

            (f) if fifty percent (50.0%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under the other criteria set forth herein or otherwise established by the Agent;

            (g) owed by an Account Debtor which: (1) does not maintain its chief executive office in the United States, Canada, England, Ireland, Northern Ireland, or Scotland; or (2) is not organized under the laws of the United States, Canada, England, Ireland, Northern Ireland, or Scotland or any political subdivision, state, or province thereof; or (3) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion; PROVIDED that the Agent may, in its discretion, approve up to an aggregate of

SECOND AMENDED AND RESTATED
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
      $5,000,000 of such Accounts (other than such Accounts which are disqualified by CLAUSE (3) preceding) and the Accounts described in each proviso in CLAUSE (I) and CLAUSE (M) following to be included as Eligible Accounts;

            (h) owed by an Account Debtor which is an Affiliate or employee of such Borrower;

            (i) except as provided in CLAUSE (L) below, with respect to which either the perfection, enforceability, or validity of the Agent's Lien in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC; PROVIDED that the Agent may, in its discretion, approve up to an aggregate of $5,000,000 of such Accounts and the Accounts described in each proviso in CLAUSE (G) preceding and CLAUSE (M) following to be included as Eligible Accounts or any other amount of such Accounts, if any, agreed to pursuant to SECTION 13.2;

            (j) owed by an Account Debtor to which a Loan Party is indebted in any way, or which is subject to any right of set-off or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive set-off rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, set-off, recoupment, dispute, or claim;

            (k) with respect to which such Borrower has deemed such Account as uncollectible or has any reason to believe that such Account is uncollectible;

            (l) owed by the government of the United States, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 eT Seq.), and any other steps necessary to perfect the Agent's LieN therein, have been complied with to the Agent's satisfaction with respect to such Account;

            (m) owed by any state, municipality, or other political subdivision of the United States, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected; PROVIDED that the Agent may, in its discretion, approve up to an aggregate of $5,000,000 of such Accounts and the Accounts described in each proviso in CLAUSE (G) and CLAUSE (I) preceding to be included as Eligible Accounts;

            (n) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

            (o) which is evidenced by a promissory note or other instrument or by chattel paper;

SECOND AMENDED AND RESTATED
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
            (p) with respect to which the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

            (q) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit such Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

            (r) which arises out of a sale not made in the ordinary course of such Borrower's business;

            (s) with respect to which the goods giving rise to such Account have not been shipped and delivered to, or have been rejected or objected to, by the Account Debtor or the services giving rise to such Account have not been performed by such Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

            (t) owed by an Account Debtor which is obligated to such Borrower respecting Accounts the aggregate unpaid balance of which exceeds twenty-five percent (25.0%) of the aggregate unpaid balance of all Accounts owed to such Borrower at such time by all of such Borrower's Account Debtors, but only to the extent of such excess;

            (u) which arises out of an enforceable contract or order which, by its terms, forbids, restricts, or makes void or unenforceable the granting of a Lien by such Borrower to the Agent with respect to such Account; or

            (v) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders.

If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

      "ELIGIBLE AEROSPACE GROUP INVENTORY" means Inventory of a Borrower which the Agent, in its reasonable discretion, determines to meet all of the following requirements:

            (a) such Inventory meets all of the requirements of CLAUSES (A) through (F) and CLAUSES (H) through (L) of the definition of Eligible Industrial Group Inventory; and

            (b) such Inventory is owned by and carried on the books of Pentacon Aerospace Group, Inc. or any of its Subsidiaries which is a Borrower.

If any Inventory at any time ceases to be Eligible Aerospace Group Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Aerospace Group Inventory.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 11

      "ELIGIBLE AEROSPACE GROUP INVENTORY (CATEGORY I)" means Eligible Aerospace Group Inventory, valued at the lower of cost or market, equal to the number of units of such Inventory of that stock keeping unit ("SKU") part number, not in excess of the number of units actually on hand, (a) which have been sold by a Borrower during the immediately preceding twenty-four (24) month period (including any portion of such period occurring prior to the date any such Borrower became a borrower under this Agreement) or (b) in the Agent's discretion, which have been recently purchased by a Borrower in connection with fulfillment of existing contracts of sale.

      "ELIGIBLE AEROSPACE GROUP INVENTORY (CATEGORY II)" means Eligible Aerospace Group Inventory, valued at the lower of cost or market, equal to the number of units of such Inventory of that stock keeping unit ("SKU") part number, not in excess of the number of units actually on hand and reduced by the number of units of such Inventory that is Eligible Aerospace Group Inventory (Category I) on the date of determination, which have been sold by a Borrower during the period beginning twenty-four (24) months after the date of determination thereof and ending forty-eight (48) months after the date of determination thereof (including any portion of such period occurring prior to the date any such Borrower became a borrower under this Agreement).

      "ELIGIBLE ASSIGNEE" means (a) a commercial bank, commercial finance company, or other asset based lender, having total assets in excess of $1,000,000,000; (b) any Lender listed on a signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default exists, any Person reasonably acceptable to the Agent.

      "ELIGIBLE INDUSTRIAL GROUP INVENTORY" means Inventory of a Borrower, valued at the lower of cost or market, which the Agent, in its reasonable discretion, determines to meet all of the following requirements:

            (a) such Inventory is owned such Borrower and is in the possession and control of such Borrower and not any third party;

            (b) such Inventory is subject to the Agent's Liens, which are perfected as to such Inventory, and is subject to no other Lien whatsoever other than Permitted Liens of the type and to the limited extent provided in CLAUSE (E) of the definition of Permitted Liens;

            (c) such Inventory consists of finished goods or raw materials;

            (d) such Inventory does not consist of work-in-process, chemicals, supplies, packing and shipping materials, or advertising or marketing materials (including samples);

            (e) such Inventory is in good condition, not unmerchantable, and meets all standards imposed by any Governmental Authority having regulatory authority over such goods, their use, or sale;

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 12

            (f) such Inventory is currently either usable or salable, at prices approximating at least cost, in the normal course of such Borrower's business,

            (g)   such Inventory is not slow moving or stale,

            (h) such Inventory is not obsolete or returned or repossessed or used goods taken in trade;

            (i) such Inventory is located within the United States or Canada;

            (j) if such Inventory is located in a warehouse or other facility leased by such Borrower and designated as a "Primary Location" on SCHEDULE 6.3, the warehouseman or the lessor has delivered to the Agent a waiver and consent in form and substance satisfactory to the Agent (subject to the delivery requirements of SECTION 10.1(A)(XV));

            (k) if such Inventory contains or bears any Proprietary Rights licensed to a Borrower by any Person, the Agent shall be satisfied that it may sell or otherwise dispose of such Inventory in accordance with ARTICLE 11 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, if the Agent deems it necessary, the applicable Borrower shall deliver to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent;

            (l) such Inventory is not determined by the Agent in its reasonable discretion, to be ineligible for any other reason;

            (m) such Inventory is owned by and carried on the books of Pentacon Industrial Group, Inc. or any of its Subsidiaries which is a Borrower; and

            (n) such Inventory has been subject to (i) a purchase of that stock keeping unit ("SKU") part number by a Borrower during the past eighteen
      (18) months and (ii) a sale of that Inventory's SKU part number to a customer by a Borrower during the past three (3) years (in each case including any portion of any such period occurring prior to the date any such Borrower became a borrower under this Agreement).

If any Inventory at any time ceases to be Eligible Industrial Group Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Industrial Group Inventory.

      "ENVIRONMENTAL CLAIMS" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

      "ENVIRONMENTAL COMPLIANCE ISSUES" has the meaning specified in SECTION 9.7(A).

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
      "ENVIRONMENTAL COMPLIANCE RESERVE" means any reserve which the Agent, after the Closing Date, establishes in its reasonable discretion from time to time for amounts that are reasonably likely to be expended by a Loan Party in order for such Loan Party and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to
SECTION 9.7.

      "ENVIRONMENTAL LAWS" means all federal, state, or local laws, statutes, common law duties, rules, regulations, ordinances, and codes, together with all administrative orders, directed duties, requests, licenses, authorizations, and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety, and land use matters.

      "ENVIRONMENTAL LIEN" means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

      "EQUIPMENT" means, with respect to a Person, all of such Person's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property leased by such Person and all of such Person's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties, and rights with respect thereto; wherever any of the foregoing is located.

      "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

      "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

      "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan;
(b) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings

SECOND AMENDED AND RESTATED
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
by the PBGC to terminate a Pension Plan or Multi-employer Plan; (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate.

      "EVENT OF DEFAULT" has the meaning specified in SECTION 11.1.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

      "EXISTING LETTERS OF CREDIT" means those "Letters of Credit" (as defined by the Original Agreement) issued pursuant to the Original Agreement and outstanding on the Closing Date, as listed on SCHEDULE 1.1A ("Existing Letters of Credit").

      "EXISTING OBLIGATIONS" has the meaning specified for such term within the definition of "Obligations" as provided in this SECTION 1.1.

      "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

      "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

      "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

      "FINANCIAL STATEMENTS" means, according to the context in which it is used, the financial statements referred to in SECTION 8.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

      "FISCAL YEAR" means the Parent's fiscal year for financial accounting purposes. The current Fiscal Year of the Parent will end on December 31, 1999.

      "FIXED ASSETS" means, with respect to a Person, the Equipment and Real Estate of such Person.

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
      "FIXED CHARGE COVERAGE RATIO" means, for any period, determined for the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP, the ratio of (a) EBITDA, MINUS (i) the remainder of (A) Capital Expenditures, MINUS
(B) the gross amount of assets sold, MINUS (C) the principal amount of Purchase Money Indebtedness incurred in connection with the Capital Expenditures included in CLAUSE (A) preceding, MINUS (ii) the cash amount of Distributions paid (other than Distributions paid to the Parent or another Loan Party) during such period to (b) the sum of (i) current maturities of long term debt, PLUS (ii) Interest Expense.

      "FUNDING DATE" means the date on which a Borrowing occurs.

      "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the Closing Date.

      "GENERAL INTANGIBLES" means, with respect to a Person, all of such Person's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Person of every kind and nature (other than Accounts), including, without limitation, all contract rights, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Person in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Person from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Person is beneficiary, and any letter of credit, guarantee, claim, security interest, or other security held by or granted to such Person.

      "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

      "GUARANTY" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend, or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent, or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 16
guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

      "GUARANTY AGREEMENT" means a Parent Guaranty or a Subsidiary Guaranty, as the case may be.

      "INTERCOMPANY ACCOUNTS" means all assets and liabilities, however arising, which are due to any Loan Party from, which are due from any Loan Party to, or which otherwise arise from any transaction by any Loan Party with, any Affiliate of such Loan Party.

      "INTEREST EXPENSE" means, for any period, the interest expense for such period, determined on a consolidated basis in accordance with GAAP.

      "INTEREST PERIOD" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, or three months thereafter as selected by the Borrowers in a Notice of Borrowing, in the form attached hereto as EXHIBIT D, or Notice of Conversion/Continuation, in the form attached hereto as EXHIBIT E; provided that:

            (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

            (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

            (C) no Interest Period shall extend beyond the Stated Termination Date.

      "INTEREST RATE" means each or any of the interest rates, including the Default Rate, set forth in SECTION 3.1.

      "INTEREST RATE PROTECTION AGREEMENT" means (a) any and all rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, or (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of

SECOND AMENDED AND RESTATED
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
master agreement published by the International Swaps and Derivatives Associations, Inc., or any other master agreement (any such master agreement, together with any related schedules, as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, a "Master Agreement), including but not limited to any such obligations or liabilities under any Master Agreement.

      "INVENTORY" means, with respect to a Person, all of such Person's now owned and hereafter acquired inventory, goods, and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials, and supplies of any kind, nature, or description which are used or consumed in such Person's business or used in connection with the packing, shipping, advertising, selling, or finishing of such goods, merchandise, and such other personal property, and all documents of title or other documents representing them.

      "INVESTMENT PROPERTY" means, with respect to a Person, all of such Person's right, title, and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

      "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

      "LATEST PROJECTIONS" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to SECTION 7.2(F), the projections of the financial condition, results of operations, and cash flow, in each case for the Loan Parties for the period commencing on January 1, 1998, and ending on December 31, 2004, and delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to
SECTION 7.2(F).

      "LENDER" and "LENDERS" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; PROVIDED that no such Agent Advance or Non-Ratable Loan shall be taken into account in determining any Lender's Pro Rata Share.

      "LETTER OF CREDIT" means a letter of credit issued or caused to be issued for the account of a Loan Party pursuant to SECTION 2.4.

      "LETTER OF CREDIT FEE" has the meaning specified in SECTION 3.6.

      "LETTER OF CREDIT FEE PERCENTAGE" means one and three-quarters percent (1.75%) per annum.

      "LETTER OF CREDIT ISSUER" means the Bank, any Affiliate of the Bank, or any other financial institution that issues any Letter of Credit pursuant to this Agreement.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 18

      "LIBOR INTEREST PAYMENT DATE" means, with respect to a LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan.

      "LIBOR RATE" means, for any Interest Period, with respect to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

            LIBOR Rate  =                 OFFSHORE BASE RATE
                              ------------------------------------------------
                                    1.00 - Eurodollar Reserve Percentage

            Where,

                  "OFFSHORE BASE RATE" means the rate per annum appearing on
            Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by the Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Agent's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

                  "EURODOLLAR RESERVE PERCENTAGE" means, for any day during any
            Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to the Bank under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

      "LIBOR RATE LOANS" means the LIBOR Revolving Loans.

      "LIBOR REVOLVING LOAN" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 19

      "LIEN" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment, or bailment for security purposes; (b) to the extent not included under CLAUSE (A), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease, or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

      "LOAN ACCOUNT" means the loan account of the Borrowers, which account shall be maintained by the Agent.

      "LOAN DOCUMENTS" means collectively this Agreement, the Revolving Notes, the Copyright, Patent, and Trademark Agreements, the Mortgages, the Guaranty Agreements and each other instrument, agreement, certificate or document executed by any Loan Party in connection with this Agreement, the Obligations or the Collateral whether prior to, on or after the Closing Date, and any and all renewals, extensions, amendments, modifications or restatements of any of the foregoing.

      "LOAN PARTY" means, respectively, each Borrower, any Subsidiary of the Parent which is not a Borrower or an Unrestricted Subsidiary (if any), and their respective successors and assigns, and "LOAN PARTIES" means all of such Persons, collectively.

      "LOANS"  means,  collectively,  all loans and advances  provided  for  in
ARTICLE 2.

      "MAJORITY LENDERS" means, at any time, the Lenders whose Pro Rata Shares aggregate more than fifty-one percent (51.0%) as such percentage is determined under the definition of Pro Rata Share set forth herein.

      "MANAGEMENT GROUP" means, as of any date of determination, the board of directors, board of managers, or similar constituency having management authority in respect of an entity under any Requirement of Law.

      "MARGIN STOCK" means "margin stock" as such term is defined in Regulation T, U, or X of the Federal Reserve Board.

      "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise), or prospects of any Borrower or of the Loan Parties taken as a whole, or the Collateral; (b) a material impairment of the ability of any Loan Party to perform under any Loan Document to which it is a party and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect, or enforceability against any Loan Party of any Loan Document to which it is a party.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 20

      "MAXIMUM RATE" means, at any time, the maximum rate of interest the Lenders may lawfully contract for, charge or receive in respect of the Obligations as allowed by Requirements of Law. For purposes of determining the Maximum Rate under the Requirements of Law of the State of Texas, the applicable rate ceiling shall be (a) the weekly rate ceiling described in and computed in accordance with the provisions of Section 303.003 of the Texas Finance Code, as amended or (b) if the parties subsequently contract as allowed by Requirements of Law, the quarterly ceiling or the annualized ceiling computed pursuant to
Section 303.008 of the Texas Finance Code, as amended; PROVIDED, however, that at any time the weekly rate ceiling, the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Section 303.009(a) and Section 303.009(b) of the Texas Finance Code, as amended, shall control for purposes of such determination, as applicable.

      "MAXIMUM REVOLVER AMOUNT" means $100,000,000.

      "MORTGAGES" means: (a) each Deed of Trust, Security Agreement, and Assignments of Leases and Rents executed by a Loan Party and delivered to the Agent in connection with this Agreement; and (b) all other real property mortgages, leasehold mortgages, assignments of leases, mortgage deeds, deeds of trust, deeds to secure debt, security agreements, and other similar instruments hereafter entered into which provide the Agent a lien, for the benefit of the Agent and the Lenders, on or other interest in any portion of the Premises or the Real Estate or which relate to any such Lien or interest.

      "MULTI-EMPLOYER PLAN" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by a Loan Party or any ERISA Affiliate.

      "NEGATIVE PLEDGE" means any agreement, contract, or other arrangement whereby any Loan Party is prohibited from, or would otherwise be in default as a result of, creating, assuming, incurring, or suffering to exist, directly or indirectly, any Lien on any of its assets in favor of the Agent under the Loan Documents.

      "NET AMOUNT OF ELIGIBLE ACCOUNTS" means, at any time, the gross amount of Eligible Accounts less sales, excise, or similar taxes, and less returns, discounts, claims, credits, and allowances of any nature at any time issued, owing, granted, outstanding, available, or claimed.

      "NET INCOME" means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including without limitation, reserves for deferred taxes), and all other proper deductions, all determined in accordance with GAAP, PROVIDED that there shall be excluded:

            (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a consolidated Subsidiary of such Person;

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 21

            (b) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of investments and other capital assets, PROVIDED that there shall also be excluded any related charges for taxes thereon;

            (c) any net gain arising from the collection of the proceeds of any insurance policy;

            (d)   any write-up or write-down of any asset; and

            (e) any other extraordinary item, as defined by GAAP.

      "NEWLY OBLIGATED PARTY" has the meaning specified for such term within the definition of "Obligations" as provided in this SECTION 1.1.

      "NON-RATABLE LOAN" and "NON-RATABLE LOANS" have the meanings specified in
SECTION 2.2(H).

      "NOTICE OF BORROWING" has the meaning specified in SECTION 2.2(B).
      "NOTICE  OF   CONVERSION/CONTINUATION"   has  the   meaning  specified in
SECTION 3.2(B).

      "OBLIGATIONS" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Loan Parties, or any of them, to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification, or otherwise, whether direct or indirect (including those acquired by assignment from others, and any participation by the Agent and/or any Lender in any Loan Party's debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees, and any other sums chargeable to any Loan Party hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities, and obligations now or hereafter arising from or in connection with Bank Products; PROVIDED, however, that notwithstanding the forgoing, in the case of and with regard to or in connection with any Newly Obligated Party (defined hereinbelow), the term "Obligations," wherever in any manner used in the Loan Documents, excludes Existing Obligations (defined hereinbelow). As used herein, (A) "NEWLY OBLIGATED PARTY" means (i) each Borrower who, as of the Closing Date, is not a borrower or guarantor under the Original Loan Documents and is otherwise not obligated for payment of the "Obligations" defined thereby and (ii) each Person, if any, who becomes party to this Agreement as a Borrower effective as of any date after the Closing Date, and (B) "EXISTING OBLIGATIONS" means the Original Obligations and, additionally in the case of a Newly Obligated Party described in CLAUSE (A)(II) preceding, any other Obligations which are outstanding and unpaid as of the time such Newly Obligated Party becomes a Borrower.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 22

      "ORIGINAL AGREEMENT" means that certain Amended and Restated Credit Agreement, dated as of September 3, 1998, among Pentacon, Inc., Bank of America, National Association (successor in interest to Bank of America, National Association, formerly NationsBank, N.A.), the Lenders party thereto, and NationsBanc Montgomery Securities LLC as amended.

      "ORIGINAL LOAN DOCUMENTS" means the "Loan Documents", as defined in the Original Agreement.

      "ORIGINAL OBLIGATIONS" means all indebtedness, liabilities, and obligations (including, without all indebtedness and liabilities evidenced by the "Notes" (as defined in the Original Agreement)) existing under the Original Agreement as of the Closing Date.

      "OTHER TAXES" means any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies (excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's or the Agent's net income) which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.
      "PARENT" means Pentacon, Inc., a Delaware corporation.

      "PARENT GUARANTY" means a Guaranty Agreement executed by the Parent pursuant to SECTION 6.18.

      "PARTICIPANT" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

      "PAYMENT ACCOUNT" means each bank account established pursuant to SECTION 6.9, to which the funds of the Borrowers (including proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name of the Agent or the Borrowers, or any of them, as the Agent may determine, on terms acceptable to the Agent.

      "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

      "PENDING REVOLVING LOANS" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.

      "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Loan Party sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiple-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 23

      "PERMITTED ACQUISITIONS" means any acquisition of the Capital Stock of a Person or any acquisition of property which constitutes a significant or material portion of an existing business of a Person, in each case, in a transaction that satisfies each of the following requirements:

            (a) both before and after giving effect to such acquisition and the Loans (if any) requested to be made in connection therewith, no Default exists or will exist or would result therefrom;

            (b) as soon as available, but not less than five (15) Business Days prior to such acquisition, the Parent has provided to the Lenders a copy of the information provided to the board of directors of the Loan Party making such acquisition;

            (c) the Cash Purchase Consideration paid in connection with such acquisition does not exceed $10,000,000, and the Cash Purchase Consideration paid in connection with all acquisitions in the prior four fiscal quarters (including the current fiscal quarter) does not exceed $40,000,000;

            (d) if such acquisition is an acquisition of the Capital Stock of a Person, the acquisition is structured so that the acquired Person shall become a Wholly-Owned Subsidiary of the Parent (and a Loan Party pursuant to the terms of this Agreement), and if such acquisition is an acquisition of assets, the acquisition is structured so that a Loan Party shall acquire such assets;

            (e) no Loan Party shall, as a result of or in connection with any such acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected, as of the date of such acquisition, to result in the existence or occurrence of a Material Adverse Effect;

            (f) the Fixed Charge Coverage Ratio, without giving effect to such acquisition, shall be greater than or equal to 1.20 to 1.00 for the most recently completed twelve (12) month period;

            (g) the Fixed Charge Coverage Ratio, determined on a pro forma projected basis, including any projected impact from the proposed acquisition, for the following twelve (12) month period shall be greater than or equal to 1.20 to 1.00; and

            (h) the Borrower making such acquisition shall certify (and provide the Agent with a pro forma calculation in form and substance reasonably satisfactory to the Agent) to the Agent and the Lenders that, after giving effect to completion of such acquisition, Availability is not less than $15,000,000 on a pro forma basis which includes all consideration given in connection with such acquisition, other than Capital Stock of a Loan Party delivered to the seller(s) in such acquisition, as having been paid in cash at the time of making such acquisition.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 24

      "PERMITTED LIENS" means:

            (a)   the Agent's Liens;

            (b) Liens, if any, which are described on SCHEDULE 1.1B ("Permitted Liens") on the Closing Date and Liens resulting from the refinancing of the related Debt, PROVIDED that such refinancing is on the same or substantially similar terms, the Debt secured thereby shall not be increased, and the Liens shall not cover any additional property;

            (c) Liens for taxes, fees, assessments, or other charges of a Governmental Authority not delinquent in an amount not to exceed $2,000,000; PROVIDED that the payment of such taxes, fees, assessments, or other charges which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established in accordance with GAAP on the appropriate Loan Party's books and records and a stay of enforcement of any such Lien is in effect;

            (d) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security, and other similar laws, or to secure the performance of bids, tenders, or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance, or other similar bonds for the performance of bids, tenders, or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance, or other similar bonds;

            (e) Liens securing the claims or demands of materialmen, mechanics, repairmen, carriers, warehousemen, landlords, and other like Persons, PROVIDED that if any such Lien arises from the nonpayment of such claims or demands when due, such claims or demands do not exceed $1,000,000 in the aggregate;

            (f) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; PROVIDED that they do not in the aggregate materially detract from the value of such Real Estate or materially interfere with its use in the ordinary conduct of a Loan Party's business;

            (g) Liens arising from judgments and attachments in connection with court proceedings; PROVIDED that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture, and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles); and

SECOND AMENDED AND RESTATED
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
            (h) Liens which constitute purchase money Liens and secure Debt permitted under CLAUSES (D) and (F) of SECTION 9.13;

PROVIDED that none of such Liens listed in CLAUSE (B) through CLAUSE (H) (other than such Liens of a type and to the extent provided by CLAUSE (E)) preceding may attach to any Accounts or Inventory owned by any Loan Party, and none of such Liens listed in CLAUSE (E) preceding shall be a "Permitted Lien" to the extent that any such Lien attaches to any Accounts or Inventory owned by any Loan Party and the aggregate amount of claims or demands under CLAUSE (E) exceeds $3,000,000.

      "PERMITTED RENTALS" has the meaning specified in SECTION 9.23.

      "PERMITTED SUBORDINATED DEBT" means (a) the Debt evidenced by the Subordinated Notes, (b) unsecured Debt owing by a Loan Party to a Loan Party or to an Unrestricted Subsidiary, PROVIDED that such Debt is subordinated to payment of the Obligations on terms substantially the same as are provided by the Subsidiary Guaranty or, if otherwise, is approved in writing by the Agent and the Majority Lenders and (c) other Debt of a Loan Party which has maturities and terms, and which is subordinated to payment of the Obligations in a manner approved in writing by the Majority Lenders, and in each such case any renewals, modifications, or amendments thereof which are approved in writing by the Majority Lenders; PROVIDED that for any such Debt included under this CLAUSE
(b), (i) such Debt shall not exceed $25,000,000 in the aggregate outstanding at any time, (ii) such Debt must have a maturity date which is later than the Stated Termination Date, (iii) the proceeds of such Debt must be used by a Loan Party to make a prepayment of the principal amount outstanding under the Revolving Loans, and (iv) the incurrence of such Debt will not cause the Parent's Fixed Charge Coverage Ratio to exceed 1.20 to 1.00 at the time of its incurrence.

      "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

      "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Loan Party sponsors or maintains or to which any Loan Party makes, is making, or is obligated to make contributions and includes any Pension Plan.

      "PREMISES" means the land identified by address on SCHEDULE 8.12, together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, which constitutes all of the real property in which any Borrower has any fee title interest.

      "PRO RATA SHARE" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 26

Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders.

      "PROPRIETARY RIGHTS" means, with respect to a Person, all of such Person's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including those patents, trademarks, service marks, trade names, and copyrights set forth on SCHEDULE 8.13, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present, and future infringement of any of the foregoing.

      "REAL ESTATE" means, with respect to a Person, all of such Person's present and future interests, as owner, lessee, or otherwise, in the Premises, including any interest arising from an option to purchase or lease the Premises or any portion thereof.

      "RELEASE" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater, or Real Estate or other property.

      "RENTALS" has the meaning specified in SECTION 9.23.

      "REPORTABLE EVENT" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

      "REQUIRED LENDERS" means at any time Lenders whose Pro Rata Shares aggregate more than sixty-six and two thirds percent (66_%), as such percentage is determined under the definition of Pro Rata Share set forth herein.

      "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject. In respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, "Requirement of Law" means the laws of the United States, including without limitation 12 USC ss.ss. 85 and 86(a), as amenDeD from time to time, and any other statute of the United States now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Section 306 of the Texas Finance Code, if applicable, and if Section 306 of the Texas Finance Code is not applicable, Section 303 of the Texas Finance Code, and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit; PROVIDED that the parties hereto agree pursuant to Texas Finance Code

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 27

Section 346.004 that the provisions of Chapter 346 of the Texas Finance Code shall not apply to Revolving Loans, this Agreement or any other Loan Documents.

      "RESPONSIBLE OFFICER" means, with respect to a Loan Party, the chief executive officer or the president of such Loan Party; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of Parent; or with respect to the preparation of any Borrowing Base Certificate, the chief financial officer or the treasurer of each Borrower; and in each case any other officer having substantially the same authority and responsibility.

      "RESTRICTED INVESTMENT" means, as to any Loan Party, any acquisition of property by such Loan Party in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except the following: (a) acquisitions of Equipment to be used in the business of such Loan Party so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder;
(b) acquisitions of Inventory in the ordinary course of business of such Loan Party; (c) acquisitions of current assets acquired in the ordinary course of business of such Loan Party; (d) direct obligations of the United States, or any agency thereof, or obligations guaranteed by the United States; PROVIDED that such obligations mature within one year from the date of acquisition thereof;
(e) acquisitions of certificates of deposit maturing within one (1) year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than ninety (90) days from the date of creation thereof; (g) Interest Rate Protection Agreements; (h) investments in mutual funds substantially all of the assets of which are comprised of securities of the types described in CLAUSES (D), (E), and (F) preceding, (i) Permitted Acquisitions; (j) other investments (including joint ventures) not listed in CLAUSE (A) through CLAUSE
(I) preceding in an amount not to exceed $5,000,000.

      "REVOLVING LOANS" has the meaning specified in SECTION 2.2 and includes each Agent Advance and Non-Ratable Loan.

      "REVOLVING NOTE" means a Revolving Note made by the Borrowers payable to the order of a Lender evidencing the obligation of the Borrowers to pay the aggregate unpaid principal amount of the Revolving Loans made to each of the Borrowers by such Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement, or exchange thereof whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Agreement Date or otherwise) substantially in the form of EXHIBIT A, with all of the blanks properly completed, either as originally executed or as such promissory note may be renewed, extended, modified, amended, supplemented, or restated from time to time.

      "SETTLEMENT" and "SETTLEMENT DATE" have the meanings specified in SECTION 2.2(J)(I).

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 28

      "SOLVENT" means when used with respect to any Person that at the time of determination:

            (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities);

            (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured;

            (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

            (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

      "STATED TERMINATION DATE" means September 30, 2004.

      "SUBORDINATED NOTES" means those certain 12 1/4% Senior Subordinated NotEs due 2009 issued pursuant to that certain Indenture dated as of March 30, 1999, by and among the Parent, the guarantors named therein, and State Street Bank and Trust Company as trustee, as amended.

      "SUBSIDIARY" of a Person means any corporation, association, partnership, joint venture, or other business entity of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of a Borrower.

      "SUBSIDIARY GUARANTY" means a Guaranty Agreement executed by a Subsidiary of the Parent pursuant to SECTION 6.18.

      "TAXES" means any and all present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Agent's or each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

      "TERMINATION DATE" means the earliest to occur of (a) the Stated Termination Date, (b) the date the Total Facility is terminated either by the Borrowers pursuant to SECTION 4.2 or by the

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 29

Majority Lenders pursuant to SECTION 11.2, and (c) the date this Agreement is otherwise terminated for any reason whatsoever.

      "TOTAL FACILITY" has the meaning specified in SECTION 2.1.

      "UCC" means the Uniform Commercial Code (or any successor statute) of the State of Texas or of any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

      "UNITED STATES" means the United States of America.

      "UNFUNDED PENSION LIABILITY" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

      "UNRESTRICTED SUBSIDIARY" means (i) Pentacon International Sales, Inc., a Virgin Island corporation, (ii) in each case until it shall become a party to this Agreement as a Loan Party, each of JIT Holdings, Inc., a Texas limited partnership, Pentacon Properties, L.P., a Texas limited partnership, Pentacon U.S.A., L.P., a Texas limited partnership and Pentacon Delaware, Inc., a Delaware corporation and (iii) any Subsidiary of the Parent created after the Closing Date and designated as an "Unrestricted Subsidiary" in accordance with
SECTION 9.20, and "UNRESTRICTED SUBSIDIARIES" means two or more of any such Persons, collectively.

      "UNUSED LETTER OF CREDIT SUBFACILITY" means an amount equal to $20,000,000 MINUS the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit PLUS (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

      "UNUSED LINE FEE" has the meaning specified in SECTION 3.5.

      "WHOLLY-OWNED SUBSIDIARY" when used to determine the relationship of a Subsidiary to a Person, means a Subsidiary all of the issued and outstanding Capital Stock (other than directors' qualifying shares) of which shall at the time be owned by such Person or one or more of such Person's Wholly-Owned Subsidiaries or by such Person and one or more of such Person's Wholly-Owned Subsidiaries.

Section 1.2 ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

Section 1.3 INTERPRETIVE PROVISIONS.

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
            (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

            (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule, and Exhibit references are to this Agreement unless otherwise specified.

                  (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices, and other writings, however evidenced.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

            (c) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and
      (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting the statute or regulation.
            (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

            (f) This Agreement and other Loan Documents may use several different limitations, tests, or measurements to regulate the same or similar matters. All such limitations, tests, and measurements are cumulative and shall each be performed in accordance with their terms.

            (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Lenders and the Loan Parties, and are the products of all parties. Accordingly, they shall not be construed against the Agent, the Lenders, or the Loan Parties merely because of the Agent's, the Lenders' or the Loan Parties' involvement in their preparation.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 31

ARTICLE 2

                           LOANS AND LETTERS OF CREDIT

Section 2.1 TOTAL FACILITY. Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of $100,000,000 (the "TOTAL FACILITY") for use by any one or more of the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit up to the Borrowing Base, as described in Section
2.2 and SECTION 2.4. Subject to the terms and conditions of this Agreement, the Borrowers may borrow, prepay, and reborrow sums available under the Total Facility as Revolving Loans hereunder.

Section 2.2 REVOLVING LOANS.

AMOUNTS. Subject to the satisfaction of the conditions precedent set forth in
ARTICLE 10, each Lender severally, but not jointly, agrees, upon a Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "REVOLVING LOANS") to the Borrowers in amounts not to exceed (except for the Bank with respect to Non-Ratable Loans and except for the Agent with respect to Agent Advances) such Lender's Pro Rata Share of the Borrowing Base. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If the Aggregate Revolver Outstandings exceed the Borrowing Base, the Lenders may refuse to make or otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of SECTION 2.2(I).

PROCEDURE FOR BORROWING.

Each Borrowing shall be made upon a Borrower's irrevocable written notice delivered to the Agent in the form of a notice of borrowing (a "NOTICE OF BORROWING"), which must be received by the Agent prior to 11:00 a.m. (Dallas, Texas time) (y) three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (z) no later than 11:00 a.m. on the requested Funding Date, in the case of Base Rate Loans, specifying:

                        (A) the amount of the Borrowing (which, if a LIBOR Rate Loan, shall be in an amount that is not less than $500,000 or an integral multiple of $100,000 in excess thereof);

                        (B) the requested Funding Date, which shall be a Business Day;

                        (C) whether the Revolving Loans requested are to be Base
                  Rate Revolving Loans or LIBOR Revolving Loans;

SECOND AMENDED AND RESTATED
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
                        (D) the duration of the Interest Period if the requested
                  Revolving Loans are to be LIBOR Revolving Loans; and

                        (E) the account (as acceptable to the Agent pursuant to
                  SECTION 2.2(C)) to which the proceeds of such Borrowing are to be deposited or wire transfer instructions satisfactory to the Agent with respect to any Borrowing which is to be funded directly to any Person not a Borrower hereunder;

            PROVIDED, HOWEVER, that with respect to any Borrowing to be made on the Closing Date (if any), such Borrowing will consist of Base Rate Revolving Loans.

With respect to any request for Base Rate Revolving Loans, in lieu of delivering the above-described Notice of Borrowing a Borrower may give the Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing no later than the Business Day following the giving of such telephonic notice but the Agent shall be entitled to rely on such telephonic notice in making such Revolving Loans.

RELIANCE UPON AUTHORITY. On or prior to the Closing Date and thereafter prior to any change with respect to any of the information contained in the following CLAUSES (I) and (II), the Borrowers shall deliver to the Agent a writing setting forth (i) the account, such account being acceptable to the Agent, to which the Agent is authorized by the Borrowers to transfer the proceeds of the Revolving Loans requested pursuant to this SECTION 2.2, and (ii) the names of the individuals authorized to request Revolving Loans on behalf of each Borrower, and shall provide the Agent with a specimen signature of each such individual. The Agent shall be entitled to rely conclusively on any such individual's authority to request Revolving Loans on behalf of a Borrower, the proceeds of which are to be transferred to the account specified by the Borrowers pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing him or herself as one of the officers authorized by any Borrower to make such requests on its behalf.

NO LIABILITY. The Agent shall not incur any liability to the Borrowers as a result of acting upon any notice referred to in SECTION 2.2(B) and Section 2.2(c), which notice the Agent believes in good faith to have been given by an officer duly authorized by a Borrower to request Revolving Loans on its behalf or for otherwise acting in good faith under this SECTION 2.2, and the crediting of Revolving Loans to a Borrower's deposit account, or wire transfer to such Person as a Borrower shall direct, shall conclusively establish the obligation of the Borrowers to repay such Revolving Loans as provided herein.

NOTICE IRREVOCABLE. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to SECTION 2.2(B) shall be irrevocable and such Borrower shall be bound to borrow the funds requested therein in accordance therewith.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 33

THE AGENT'S ELECTION. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to SECTION 2.2(B), the Agent shall elect, in its discretion, (i) to have the terms of SECTION 2.2(G) apply to such requested Borrowing, or (ii) to request the Bank to make a Non-Ratable Loan pursuant to the terms of SECTION 2.2(H) in the amount of the requested Borrowing; PROVIDED, HOWEVER, that if the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to SECTION 2.2(H), the Agent shall elect to have the terms of SECTION 2.2(G) apply to such requested Borrowing.

MAKING OF REVOLVING LOANS.

In the event that the Agent shall elect to have the terms of this SECTION 2.2(G) apply to a requested Borrowing as described in SECTION 2.2(F), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to SECTION 2.2(B), the Agent shall notify the Lenders by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in immediately available funds, to such account of the Agent as the Agent may designate, not later than 2:00 p.m., (Dallas, Texas time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in ARTICLE 10, the Agent shall make the proceeds of such Revolving Loans available to the applicable Borrower or Borrowers on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account designated pursuant to
SECTION 2.2(C)(I) or disbursing such funds in such other manner as the Borrower requesting such Borrowing may direct to the Agent; PROVIDED, HOWEVER, that the amount of Revolving Loans so made on any date shall in no event result in Availability of less than zero Dollars ($0.00).

Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the Borrowers the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the applicable Borrower or Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice by the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Revolving Loan for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrowers of such failure to fund and, upon demand by the Agent, the Borrowers shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 34

Interest Rate applicable at the time to the Revolving Loans comprising such Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "DEFAULTING Lender") shall not relieve any other Lender of any obligation hereunder to make a Revolving Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on any Funding Date.

The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to any Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to a Borrower shall bear interest at the rate applicable to Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, PROVIDED, HOWEVER, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (A) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (B) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder.

MAKING OF NON-RATABLE LOANS.

In the event the Agent shall elect, with the consent of the Bank, to have the terms of this SECTION 2.2(H) apply to a requested Borrowing as described in
SECTION 2.2(F), the Bank shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by the Bank pursuant to this SECTION 2.2(H) being referred to as a "NON-RATABLE LOAN" and such Revolving Loans being referred to collectively as "NON-RATABLE LOANS") available to a Borrower on the Funding Date applicable thereto by transferring same day funds to the account of such Borrower, designated pursuant to SECTION 2.2(C). Each Non-Ratable Loan is a Revolving Loan hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Agent shall not request the Bank to make any Non-Ratable Loan if (A) the Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in ARTICLE 10 will not be satisfied on the requested Funding Date for the applicable Borrowing, or
(B) the requested Borrowing would exceed the Availability on such Funding Date. The Bank shall not otherwise be required to determine whether the applicable conditions precedent set forth in ARTICLE 10 have been satisfied or the requested Borrowing would

SECOND AMENDED AND RESTATED
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
exceed the Availability on the Funding Date applicable thereto prior to making, in its sole discretion, any Non-Ratable Loan.

The Non-Ratable Loans shall be secured by the Agent's Liens in and to the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time.

AGENT ADVANCES.

Subject to the limitations set forth in the provisos contained in this SECTION 2.2(I), the Agent is hereby authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in ARTICLE 10 have not been satisfied, to make Base Rate Revolving Loans to any Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees, and expenses as described in SECTION 15.7 (any of the advances described in this SECTION 2.2(I) being hereinafter referred to as "AGENT ADVANCES"); PROVIDED that the Required Lenders may at any time revoke the Agent's authorization contained in this Section 2.2(i) to make Agent Advances, any such revocation to be in writing and to become effective prospectively upon the Agent's receipt thereof;

The Agent Advances shall be repayable on demand and secured by the Agent's Liens in and to the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to Base Rate Revolving Loans from time to time. The Agent shall notify the Borrowers and each Lender in writing of each such Agent Advance; PROVIDED that the failure of the Agent to provide any such notice to the Borrowers or any Lender shall not affect the Borrowers' liability for or obligation to repay such Agent Advances or result in any liability or constitute the breach of any duty or obligation of the Agent hereunder.

SETTLEMENT. Except as may be specifically provided otherwise by this Section 2.2, it is agreed that each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Non-Ratable Loans, and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

The Agent shall request settlement (a "SETTLEMENT") with the Lenders on at least a weekly basis, or on a more frequent basis if so determined by the Agent, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of

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such requested Settlement by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 11:00 a.m. (Dallas, Texas time) on the date of such requested Settlement (the "SETTLEMENT DATE"). Each Lender (other than the Bank, in the case of Non-Ratable Loans, and the Agent, in the case of Agent Advances) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to which Settlement is requested available to the Agent, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (Dallas, Texas time), on the Settlement Date applicable thereto, which may occur before or after the occurrence or during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in ARTICLE 10 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of the Lenders, respectively. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans.

Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by the Bank or the Agent, as applicable, shall pay to the Bank or the Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.

From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance pursuant to CLAUSE (II) preceding, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Agent Advance.

Between Settlement Dates, the Agent, to the extent no Agent Advances or Non-Ratable Loans are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans. If, as of any Settlement Date, collections

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received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to SECTION 2.2(J)(II)), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

NOTATION. The Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the Non-Ratable Loans owing to the Bank, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

LENDERS' FAILURE TO PERFORM. All Revolving Loans (other than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

REVOLVING NOTES. The Borrowers shall execute and deliver to the Agent, on behalf of each Lender, effective as of the Closing Date and on the date of the assignment of any portion of any Lender's Revolving Loans, a Revolving Note, to evidence such Lender's Revolving Loans, in the principal amount equal to the amount of such Lender's Commitment with respect to the Revolving Loans.

Section 2.3 RESERVED.

Section 2.4 LETTERS OF CREDIT.

AGREEMENT TO ISSUE OR CAUSE TO ISSUE. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrowers herein set forth, the Agent agrees (i) to issue or cause to be issued for the account of any of the Borrowers (whether one or more) one or more commercial/documentary or standby letters of credit ("LETTERS OF CREDIT") and
(ii) to provide credit support or other enhancement to a Letter of Credit Issuer

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
acceptable to the Agent, which issues Letters of Credit for the account of a Borrower (any such credit support or enhancement being herein referred to as a "CREDIT SUPPORT") in accordance with this SECTION 2.4 from time to time during the term of this Agreement.

AMOUNTS; OUTSIDE EXPIRATION DATE. The Agent shall not have any obligation to take steps to issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (i) the maximum undrawn amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) after taking into account the maximum undrawn amount of the requested Letter of Credit, (PROVIDED that the requesting Borrower shall, to the Agent's satisfaction, have made provision for all commissions, fees, and charges due from such Borrower in connection with the opening of the requested Letter of Credit) the Availability at such time would be less than zero dollars ($0.00); or (iii) such Letter of Credit has an expiration date later than thirty (30) days prior to the Stated Termination Date or more than twelve (12) months from the date of issuance.

OTHER CONDITIONS. In addition to being subject to the satisfaction of the applicable conditions precedent contained in ARTICLE 10, the obligation of the Agent to issue or to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

The Letter of Credit Issuer shall have received, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to the Agent and the Letter of Credit Issuer (PROVIDED that in the event any term of such application or any other document is inconsistent with the terms of this Agreement, then the terms of this Agreement shall be controlling); and

As of the date of issuance, no order of any court, arbitrator, or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule, or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

ISSUANCE OF LETTERS OF CREDIT.

REQUEST FOR ISSUANCE. Any Borrower that wishes to cause the issuance of a Letter of Credit shall give the Agent two (2) Business Days prior written notice of the request for the issuance of such Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary

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
of the requested Letter of Credit and, in addition, shall include as an attachment the proposed form of the Letter of Credit.

RESPONSIBILITIES OF THE AGENT; ISSUANCE. The Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from a Borrower pursuant to SECTION 2.4(D)(I), (A) the amount of the applicable Unused Letter of Credit Subfacility and (B) the Availability as of such date. If (Y) the undrawn amount of the requested Letter of Credit is not greater than the Unused Letter of Credit Subfacility, and (Z) the issuance of such requested Letter of Credit would not exceed the Availability (PROVIDED that the requesting Borrower shall, to the Agent's satisfaction, have made provision for all commissions, fees, and charges due from such Borrower in connection with the opening of the requested Letter of Credit) the Agent shall, so long as the other conditions hereof are met, cause the Letter of Credit Issuer to issue the requested Letter of Credit on such requested effective date of issuance.

NOTICE OF ISSUANCE. On each Settlement Date, the Agent shall give notice to each Lender of the issuance of all Letters of Credit issued since the last Settlement Date.

NO EXTENSIONS OR AMENDMENT. The Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this SECTION 2.4 are met as though a new Letter of Credit were being requested and issued. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, not less than thirty (30) days prior to the last date on which the applicable issuer can in accordance with the terms of the applicable Letter of Credit decline to extend or renew such Letter of Credit, written notice that it declines to consent to any such extension or renewal; PROVIDED, that if all of the requirements of this SECTION 2.4 are met and no Default or Event of Default exists, no Lender shall decline to consent to any such extension or renewal.

PAYMENTS PURSUANT TO LETTERS OF CREDIT.

PAYMENT OF LETTER OF CREDIT OBLIGATIONS. The Borrower for whose account any Letter of Credit is issued agrees immediately upon demand to reimburse the Letter of Credit Issuer for any draw under any such Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any related Credit Support, and to pay the Letter of Credit Issuer the amount of all other obligations and other amounts payable to such Letter of Credit Issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense, or other right which such Borrower may have at any time against such issuer or any other Person.

REVOLVING LOANS TO SATISFY REIMBURSEMENT OBLIGATIONS. In the event that the Letter of Credit Issuer of any Letter of Credit honors a draw under such Letter of Credit or the Agent shall have made any payment pursuant to any Credit Support and the Borrower for whose account such Letter of Credit was issued shall not have repaid such amount to the Letter of Credit Issuer of

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
such Letter of Credit or the Agent, as applicable, pursuant to SECTION 2.4(E)(I), the Agent shall, upon receiving notice of such failure, notify each Lender of such failure, and each Lender shall unconditionally pay to the Agent, for the account of the Letter of Credit Issuer or the Agent, as applicable, as and when provided hereinbelow, an amount equal to such Lender's Pro Rata Share of the amount of such payment in Dollars and in same day funds. If the Agent so notifies the Lenders prior to 11:00 a.m. (Dallas, Texas time) on any Business Day, each Lender shall make available to the Agent the amount of such payment, as provided in the immediately preceding sentence, on such Business Day. Such amounts paid by the Lenders to the Agent shall constitute Revolving Loans which shall be deemed to have been requested by such Borrower pursuant to SECTION 2.2 as set forth in SECTION 4.7.

EXISTING LETTERS OF CREDIT. All amounts payable by any Borrower in respect of any Existing Letter of Credit are hereby reaffirmed and continued in full force and effect. All obligations of any Borrower for payment in respect of any obligations in respect of Existing Letters of Credit, as provided by the Original Agreement or the other Original Loan Documents, are hereby renewed, continued, and reaffirmed under the terms of this Agreement and the other Loan Documents.

PARTICIPATIONS.

PURCHASE OF PARTICIPATIONS. Immediately upon issuance of any Letter of Credit in accordance with SECTION 2.4(D), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit Issuer, if not the Agent, in connection with the issuance of such Letter of Credit (including all obligations with respect thereto of the Borrower for whose account such Letter of Credit was issued, with respect thereto, and any security therefor or guaranty pertaining thereto).

SHARING OF REIMBURSEMENT OBLIGATION PAYMENTS. Whenever the Agent receives a payment from a Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender pursuant to SECTION 2.4(E)(II), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower in Dollars. Each such payment shall be made by the Agent on the Business Day on which the Agent receives immediately available funds paid to such Person pursuant to the immediately preceding sentence, if received prior to 2:00 p.m. (Dallas, Texas time) on such Business Day and otherwise on the next succeeding Business Day.

DOCUMENTATION. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit or Credit Support for any Letter of Credit, reimbursement agreements executed in connection therewith, application for any Letter of Credit or Credit Support for any Letter of Credit provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

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OBLIGATIONS IRREVOCABLE. The obligations of each Lender to make payments to the
Agent with respect to any Letter of Credit or with respect to any Credit Support for any Letter of Credit, and the obligations of the Borrower for whose account such Letter of Credit or Credit Support was issued to make payments to the Agent, for the account of the Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever, including any of the following circumstances:

any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

the existence of any claim, setoff, defense, or other right which such Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein, or any unrelated transactions (including any underlying transactions between such Borrower or any other Person and the beneficiary named in any Letter of Credit);

any draft, certificate, or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

the occurrence of any Default or Event of Default.

RECOVERY OR AVOIDANCE OF PAYMENTS. In the event any payment by or on behalf of any Borrower received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided, or recovered from the Agent in connection with any receivership, liquidation, or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided, or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

COMPENSATION FOR LETTERS OF CREDIT AND CREDIT SUPPORT.

LETTER OF CREDIT FEE. Each Borrower for whose account any Letter of Credit or Credit Support for any Letter of Credit is issued agrees to pay to the Agent with respect to each such Letter of Credit or Credit Support, for the account of the Lenders, the Letter of Credit Fee specified in, and in accordance with the terms of, SECTION 3.6.

ISSUER FEES AND CHARGES. Each Borrower for whose account any Letter of Credit is issued shall pay to the Letter of Credit Issuer of any such Letter of Credit, or to the Agent for the account of the Letter of Credit Issuer of any such Letter of Credit, solely for such Letter of Credit Issuer's

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account, such fees and other charges as are charged by such Letter of Credit
Issuer for letters of credit issued by it, including its standard fees for issuing, administering, amending, renewing, paying, and canceling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed.

INDEMNIFICATION; EXONERATION; POWER OF ATTORNEY

INDEMNIFICATION. IN ADDITION TO AMOUNTS PAYABLE AS ELSEWHERE PROVIDED IN THIS
SECTION 2.4, EACH LOAN PARTY HEREBY AGREES TO PROTECT, INDEMNIFY, PAY, AND SAVE THE LENDERS AND THE AGENT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OTHER THAN ANY SUCH CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES, AND EXPENSES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH LENDER OR THE AGENT, WHICH ANY LENDER OR THE AGENT (OTHER THAN THE AGENT IN ITS CAPACITY AS THE LETTER OF CREDIT ISSUER) MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE, DIRECT OR INDIRECT, OF THE ISSUANCE OF ANY LETTER OF CREDIT OR THE PROVISION OF ANY CREDIT SUPPORT FOR ANY LETTER OF CREDIT. THE AGREEMENT IN THIS SECTION 2.4(I)(I) SHALL SURVIVE PAYMENT OF ALL OBLIGATIONS. NOTHING CONTAINED IN THIS AGREEMENT IS INTENDED TO LIMIT ANY BORROWER'S RIGHTS, IF ANY, WITH RESPECT TO THE LETTER OF CREDIT ISSUER WHICH ARISE BY OPERATION OF LAW OR THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, AS MOST RECENTLY PUBLISHED BY THE INTERNATIONAL CHAMBER OF COMMERCE AT THE TIME ANY LETTER OF CREDIT IS ISSUED (IF AND TO THE EXTENT APPLICABLE), OR AS A RESULT OF THE LETTER OF CREDIT APPLICATION AND RELATED DOCUMENTS EXECUTED BY AND BETWEEN ANY BORROWER AND THE LETTER OF CREDIT ISSUER.

ASSUMPTION OF RISK BY THE LOAN PARTIES. As among the Loan Parties, the Lenders, and the Agent, the Loan Parties assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order

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make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future DE JURE or DE FACTO Governmental Authority. None of the foregoing shall affect, impair, or prevent the vesting of any rights or powers of the Agent or any Lender under this
SECTION 2.4(I).

EXONERATION. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put the Agent or any Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

INDEMNIFICATION BY LENDERS. The Lenders agree to indemnify the Letter of Credit Issuer (to the extent not reimbursed by the Borrowers and without limiting the obligations of the Borrowers hereunder) ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by, or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; PROVIDED that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by any Borrower to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by a Loan Party. The agreement contained in this section shall survive payment in full of all Obligations.

POWER OF ATTORNEY. In connection with all Inventory financed by Letters of Credit, each Borrower hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (A) to sign and/or endorse such Borrower's name upon any warehouse or other receipts; (B) to sign such Borrower's name on bills of lading and other negotiable and non-negotiable documents; (C) to clear Inventory through customs in the Agent's or such Borrower's name, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose; (D) to complete in such Borrower's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (E) to do such other acts and things as are necessary in order to enable the Agent to obtain possession or control of the Inventory and to obtain payment of the Obligations. Neither the Agent nor its designee, as such Borrower's attorney, will be liable for any acts or omissions, nor for any error of judgement or mistakes of fact or law other than for its gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

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ACCOUNT PARTY. Each Borrower hereby authorizes and directs any Letter of Credit
Issuer to name any Loan Party as the "Account Party" therein and to deliver to the Agent all instruments, documents, and other writings and property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

CONTROL OF INVENTORY. In connection with all Inventory financed by Letters of Credit, each Borrower for whose account such Letter of Credit was issued will, at the Agent's request, instruct all suppliers, carriers, forwarders, warehouses, or others receiving or holding cash, checks, Inventory, documents, or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into such Borrower's possession, to deliver them, upon request, to the Agent in their original form. Each such Borrower shall also, at the Agent's request when any Event of Default exists, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

SUPPORTING LETTER OF CREDIT; CASH COLLATERAL. If, notwithstanding the provisions of SECTION 2.4(B) and SECTION 12.1 any Letter of Credit or Credit Support for any Letter of Credit is outstanding upon the termination of this Agreement, then upon such termination the Borrower for whose account such Letter of Credit or such Credit Support was issued shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or such Credit Support then outstanding, as the Majority Lenders in their discretion shall specify, either (i) a standby letter of credit (a "SUPPORTING LETTER OF CREDIT") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or such Credit Support and any fees and expenses associated with such Letter of Credit or such Credit Support, or (ii) cash in amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent or the Lenders under such Letter of Credit or such Credit Support and any fees and expenses associated with such Letter of Credit or such Credit Support. Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding and shall be returned to the applicable Borrower upon the expiration of such Letter of Credit or such Credit Support, PROVIDED that no Default or Event of Default exists.

Section 2.5 EXISTING LETTERS OF CREDIT. On and after the Closing Date, the Existing Letters of Credit, if any, and related payment obligations (a) shall be deemed to have been issued under, and the payment obligations in respect thereof shall be governed by and have the benefits of, this Agreement and the other Loan Documents, PROVIDED that in the event any provision of any agreement between such Borrower and the issuing bank of any Existing Letter of Credit is inconsistent with this Agreement, the terms of this Agreement shall control and
(b) shall be deemed included as a Letter of Credit under the terms of this Agreement.

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Section 2.6 BANK PRODUCTS. Any Loan Party may request and the Bank may, in its sole and absolute discretion, arrange for such Loan Party to obtain from the Bank or the Bank's Affiliates Bank Products although no Loan Party is required to do so. Each Borrower agrees to indemnify and hold the Bank and the Lenders harmless from any and all obligations now or hereafter owing to any other Person by the Bank or any of the Lenders or the Bank's Affiliates arising from or related to such any Loan Party's use of Bank Products. Each Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank or the Bank's Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank's Affiliates, and (b) is subject to all rules and regulations of the Bank or the Bank's Affiliates.

ARTICLE 3

                                INTEREST AND FEES

Section 3.1 INTEREST.

INTEREST RATES. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on accrued interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate and SECTIONS 3.1(A)(I) or (II), as applicable, but not to exceed the Maximum Rate described in SECTION 3.3. Subject to the provisions of SECTION 3.2, any of the Loans may be converted into, or continued as, Base Rate Loans or LIBOR Rate Loans in the manner provided in SECTION 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Base Rate Loans and shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

For all Base Rate Revolving Loans and other Obligations (other than LIBOR Rate Loans) at a fluctuating per annum rate equal to the lesser of (A) the Base Rate plus the Applicable Margin or (B) the Maximum Rate; and

For all LIBOR Revolving Loans at a per annum rate equal to the lesser of (A) the LIBOR Rate PLUS the Applicable Margin or (B) the Maximum Rate.

      Each change in the Base Rate shall be reflected in the interest rate described in CLAUSE (I) above as of the effective date of such change. Subject to SECTION 3.8, all interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest accrued on all Loans will be payable in arrears (A) with respect to Base Rate Loans, on the next Business Day following the last day of each calendar month and (B) with respect to LIBOR Rate Loans, on the last day of each corresponding Interest Period.

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
DEFAULT RATE. If any Default or Event of Default occurs and is continuing and the Majority Lenders in their discretion so elect, then, while any such Default or Event of Default is outstanding, all of the Obligations shall bear interest at a rate per annum equal to the lesser of (i) the Default Rate applicable thereto or (ii) the Maximum Rate.

Section 3.2 CONVERSION AND CONTINUATION ELECTIONS.

A Borrower may, upon irrevocable written notice to the Agent in accordance with
SECTION 3.2(B):

elect, as of any Business Day, in the case of Base Rate Loans to convert any such Loans (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $100,000 in excess thereof) into LIBOR Rate Loans; or

elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $100,000 in excess thereof);

      PROVIDED, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $500,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans.

The Borrowers shall deliver a notice of conversion/continuation ("NOTICE OF CONVERSION/CONTINUATION") to be received by the Agent not later than 11:00 a.m. (Dallas, Texas time) at least three (3) Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

the proposed Conversion/Continuation Date;

the aggregate amount of Loans to be converted or renewed;

the type of Loans resulting from the proposed conversion or continuation; and

the duration of the requested Interest Period.

If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrowers have failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrowers shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the Notice of Conversion/Continuation was given held by each Lender.

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
During the existence of a Default or Event of Default, the Borrowers may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

After giving effect to any conversion or continuation of Loans, there may not be more than six (6) different Interest Periods in effect hereunder.

Section 3.3 MAXIMUM INTEREST RATE. If the Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Interest Rate shall be the Maximum Rate, and, if in the future, the Interest Rate would otherwise be less than the Maximum Rate, then the Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this SECTION 3.3, have been paid or accrued if the Interest Rate otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been paid or accrued if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have been paid or accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement.

Section 3.4 RESERVED.

Section 3.5 UNUSED LINE FEE. Until the Loans have been paid in full and the Agreement terminated, the Borrowers agree to pay, on the first day of each month and on the Termination Date, to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the "UNUSED LINE FEE") equal to the sum of (a) three-eighths of one percent (0.375%) per annum times the amount by which the Borrowing Base exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn amount of all outstanding Letters of Credit, PLUS (b) an amount, not less than zero, equal to one-quarter of one percent (0.25%) per annum times the remainder of the Commitments MINUS the amount of the Borrowing Base, each such component of the Unused Line Fee calculated for the immediately preceding month or shorter period if calculated on the Termination Date. Subject to SECTION 3.8, the Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. For purposes of calculating the Unused Line Fee pursuant to this SECTION 3.5, any payment received by the Agent in immediately available funds (if received prior to 2:00 p.m. Dallas, Texas time) shall be deemed to be credited to the Borrowers' Loan Account on the date such payment is received by the Agent and all other payments shall be deemed to be credited to the Borrowers' Loan Account on the Business Day following receipt thereof.

Section 3.6 LETTER OF CREDIT FEE. The Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the "LETTER OF CREDIT FEE") equal to the Letter of Credit Fee Percentage per annum of the

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
undrawn amount of each Letter of Credit, PLUS all out-of-pocket costs, fees, and expenses incurred by the Agent in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit, which costs, fees, and expenses could include a "fronting fee" of one-eighth of one percent (0.125%) per annum payable to such issuer. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit was issued and/or in which a Letter of Credit remains outstanding. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

Section 3.7 OTHER FEES. The Borrowers agree to pay all other fees and expenses set forth in the certain letter agreement, dated as of the Closing Date among the Agent and the Borrowers.

Section 3.8 INTEREST LIMITATION. The Agent, the Lenders and the Loan Parties each acknowledges, agrees and declares that it is its intention to expressly comply with all Requirements of Law in respect of limitations on the amount or rate of interest that can legally be contracted for, charged or received under or in connection with the Loan Documents. Notwithstanding anything to the contrary contained in any Loan Document (even if any such provision expressly declares that it controls all other provision of the Loan Documents), in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits or other compensation which constitutes interest under any Requirement of Law) under the Loan Documents paid by any Borrower, received by the Agent, the Letter of Credit Issuer or any Lender, agreed to be paid by any Borrower, or requested or demanded to be paid by the Agent, the Letter of Credit Issuer or any Lender, exceed the Maximum Rate, and all provisions of the Loan Documents in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided by this SECTION 3.8. In the event any such interest is paid to the Agent, the Letter of Credit Issuer or any Lender by the Borrowers, or any of them, in an amount or at a rate which would exceed the Maximum Rate, the Agent, the Letter of Credit Issuer or such Lender, as the case may be, shall automatically apply such excess to any unpaid amount of the Obligations other than interest, in inverse order of maturity, or if the amount of such excess exceeds said unpaid amount, such excess shall be paid to the paying Borrowers or Borrower, as applicable. All interest paid, or agreed to be paid, by any Borrower, or taken, reserved or received by the Agent, the Letter of Credit Issuer or any Lender, shall be amortized, prorated, spread, and allocated in respect of the Obligations throughout the full term of this Agreement. Notwithstanding any provision contained in any of the Loan Documents, or in any other related documents executed pursuant hereto, neither the Agent, the Letter of Credit Issuer nor any Lender shall ever be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under the Loan Documents would result in a rate of interest under the Loan Documents in excess of the Maximum Rate and, in the event the Agent, the Letter of Credit Issuer or any Lender ever charges, receives, takes, reserves, collects, or applies any amount in respect of the Borrowers, or any of them, that otherwise would, together with all other interest under the Loan Documents, be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to the applicable Borrowers or Borrower. The Borrowers, the Agent, the Letter of Credit Issuer and the

SECOND AMENDED AND RESTATED
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
Lenders shall, to the maximum extent permitted under any Requirement of Law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense or reimbursement for a third-party expense rather than as interest and (ii) exclude prepayments, acceleration and the effect thereof. Nothing in any Loan Document shall be construed or so operate as to require or obligate the Borrowers, or any of them, to pay any interest, fees, costs, or charges greater than is permitted by any Requirement of Law. Subject to the foregoing, the Borrowers hereby agree that the actual effective rate of interest from time to time existing under the Loan Documents, including all amounts agreed to by the Borrowers or charged or received by the Agent, the Letter of Credit Issuer or the Lenders pursuant to and in accordance with the Loan Documents, which may be deemed to be interest under any Requirement of Law, shall be deemed to be a rate which is agreed to and stipulated by the Borrowers and the Lenders in accordance with Requirements of Law.

ARTICLE 4

                             PAYMENTS AND PREPAYMENTS

Section 4.1 REVOLVING LOANS. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrowers may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; PROVIDED, however, that with respect to any LIBOR Revolving Loans prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers promise to pay to the Agent, for account of the Lenders, the amounts described in SECTION 5.4. In addition, and without limiting the generality of the foregoing, upon demand the Borrowers promise to pay to the Agent, for the account of the Lenders, the amount, if any and without duplication, by which the Aggregate Revolver Outstandings less the aggregate amount of Pending Revolving Loans exceeds the Borrowing Base.

Section 4.2 REDUCTION OF COMMITMENTS; TERMINATION OF FACILITY.

The Borrowers may reduce the Maximum Revolver Amount to an amount, not less than $80,000,000, as may be designated by the Borrowers at any time effective upon five (5) days prior written notice thereof to the Agent and the Lenders, provided, that any such reduction (i) shall be in an amount of at least $5,000,000 or any integral multiple of $1,000,000 in excess thereof and (ii) shall be permanent. The Lenders shall have no obligation at any time to increase the Maximum Revolver Amount following any such reduction. No notice of reduction shall be effective to reduce the Maximum Revolver Amount to an amount less than $80,000,000.

The Borrowers may terminate this Agreement upon at least thirty (30) Business Days notice to the Agent and the Lenders, upon (i) the payment in full of all outstanding Revolving Loans, together with accrued and unpaid interest thereon, and the cancellation and return of all outstanding Letters of Credit (or, alternatively, with respect to each such Letter of Credit, the furnishing to the Agent, for the benefit of the Lenders of a Supporting Letter of Credit or cash deposit, in each case in amounts and in the manner required by SECTION 2.4(J)),
(ii) the payment of the early termination fee set forth in the next sentence,
(iii) the payment in full in cash of all

SECOND AMENDED AND RESTATED
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
other Obligations together with accrued and unpaid interest thereon, and (iv) with respect to any LIBOR Rate Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in SECTION 5.4. If this Agreement is terminated at any time prior to the Stated Termination Date, whether pursuant to this Section or pursuant to SECTION 11.2, the Borrowers shall pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:

     PERIOD DURING WHICH EARLY                     EARLY TERMINATION FEE
         TERMINATION OCCURS
--------------------------------------    --------------------------------------
On or prior to the first Anniversary      one-half of one percent (0.50%) of the
Date                                      average daily balance of outstanding
                                          Loans and average daily undrawn amount
                                          of Letters of Credit outstanding
                                          during the 180 days (or lesser period
                                          if within 180 days of the Closing
                                          Date) prior to the date of termination

--------------------------------------    --------------------------------------
After the first Anniversary Date but      one-quarter of one percent (0.25%) of
on or prior to the second Anniversary     the average daily balance of
Date                                      outstanding Loans and average daily
                                          undrawn amount of Letters of Credit
                                          outstanding during the 180 days prior
                                          to the date of termination

--------------------------------------    --------------------------------------
After the second Anniversary Date                          n/a

Notwithstanding the foregoing, no such early termination fee shall be payable in the event this Agreement is terminated in connection with (x) refinancing the Obligations in a transaction in which the Bank or any of its Affiliates provides or arranges replacement financing or (y) the Parent raising new equity capital through the sale of Capital Stock the proceeds of which are used to repay the Obligations.

Section 4.3 RESERVED.

Section 4.4 RESERVED.

Section 4.5 PREPAYMENTS FROM ASSET DISPOSITIONS. All proceeds or other cash payments received by any Loan Party pursuant to any transaction of merger, reorganization, consolidation, transfer, sale, assignment, lease, or other disposition allowed by SECTION 6.11, SECTION 9.9(D) (other than the sale of Inventory in the ordinary course of business), and SECTION 9.19 net of related actual transaction costs and expenses, shall be paid to the Agent, promptly upon such

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
receipt, for application to the Obligations in such manner as the Agent shall determine in its sole discretion.

Section 4.6 PAYMENTS BY THE BORROWERS.

All payments to be made by the Borrowers shall be made without setoff, recoupment, or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders at the Agent's address set forth in SECTION 15.8, and shall be made in Dollars and in immediately available funds, no later than 2:00 p.m. (Dallas, Texas time) on the date specified herein. Any payment received by the Agent later than 2:00 p.m. (Dallas, Texas time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

Subject to the provisions set forth in the definition of "Interest Period", whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

Section 4.7 PAYMENTS AS REVOLVING LOANS. All payments of principal, interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, and other sums payable hereunder, including all reimbursement for expenses pursuant to SECTION 15.7, may, at the option of the Agent, in its sole discretion, subject only to the terms of this
SECTION 4.7, be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by Borrowers, or any of them, pursuant to
SECTION 2.2 or a deemed request as provided in this SECTION 4.7. The Borrowers hereby irrevocably authorize the Agent to charge the Loan Account for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums, and other sums payable hereunder, including reimbursing expenses pursuant to SECTION 15.7, and agrees that all such amounts charged shall constitute Revolving Loans (including Non-Ratable Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested pursuant to SECTION 2.2.

Section 4.8 APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS. Except as otherwise expressly provided herein, aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such

SECOND AMENDED AND RESTATED
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
payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, FIRST, to pay any fees, indemnities, or expense reimbursements including any amounts relating to Bank Products then due to the Agent from the Borrowers; SECOND, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers; THIRD, to pay interest due in respect of all Revolving Loans, including Non-Ratable Loans and Agent Advances; FOURTH, to pay or prepay principal of the Non-Ratable Loans and Agent Advances; FIFTH, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; and SIXTH, to the payment of any other Obligation due to the Agent or any Lender by the Borrowers. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by a Borrower, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Revolving Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Revolving Loans. The Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in SECTION 2.2(J). The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

Section 4.9 INDEMNITY FOR RETURNED PAYMENTS. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrowers shall be liable to pay to the Agent and the Lenders, and each Borrower hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this SECTION 4.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this SECTION 4.9 shall survive the termination of this Agreement.

Section 4.10 THE AGENT'S AND THE LENDERS' BOOKS AND RECORDS; MONTHLY STATEMENTS. The Borrowers agree that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a

SECOND AMENDED AND RESTATED
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
promissory note or other instrument. The Agent will provide to the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in SECTION 4.8 and corrections of errors discovered by the Agent), unless a Borrower notifies the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by a Borrower, only the items to which exception is expressly made will be considered to be disputed.

ARTICLE 5

                     TAXES, YIELD PROTECTION, AND ILLEGALITY

Section 5.1 TAXES.

Any and all payments by or on behalf of the Borrowers, or any of them, to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrowers shall pay all Other Taxes.

The Borrowers agree to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days after the date the Lender or the Agent makes written demand therefor.

If the Borrowers shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

the Borrowers shall make such deductions and withholdings;

the Borrowers shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with any Requirement of Law; and

the Borrowers shall also pay to each Lender, or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

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
Within thirty (30) days after the date of any payment by the Borrowers of Taxes or Other Taxes, the Borrowers shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

If the Borrowers are required to pay additional amounts to any Lender or the Agent pursuant to SECTION 5.1(C), then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by the Borrowers which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

Section 5.2 ILLEGALITY.

If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by that Lender to the Borrowers through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.

If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrowers shall, upon receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with accrued and unpaid interest thereon and amounts required under SECTION 5.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loans. If the Borrowers are required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, the Borrowers shall borrow from the affected Lender, in the amount of such prepayment, a Base Rate Loan.

Section 5.3 INCREASED COSTS AND REDUCTION OF RETURN.

If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding, or maintaining any LIBOR Rate Loans, then the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent, for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other

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Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender or any corporation or other entity controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation or other entity controlling the Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits, or obligations under this Agreement, then, upon demand of such Lender to the Borrowers through the Agent, the Borrowers shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

Section 5.4 FUNDING LOSSES. The Borrowers shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

the failure of the Borrowers to make on a timely basis any payment of principal of any LIBOR Rate Loan;

the failure of the Borrowers to borrow, continue, or convert a Loan after the Borrowers have given (or are deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

Section 5.5 INABILITY TO DETERMINE RATES. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the circumstances giving rise to such suspension no longer exist. Upon receipt of a notice pursuant to the first sentence of this Section, the Borrowers may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by any of them. If the Borrowers do not revoke any such Notice of Borrowing or Notice of Conversion/Continuation, the Lenders shall make, convert, or continue the Loans, as proposed by the Borrowers, in the amount specified in the applicable Notice of Borrowing or Notice of Conversion/Continuation submitted by the Borrowers, but such Loans shall be made, converted, or continued as Base Rate Loans instead of LIBOR Rate Loans.

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Section 5.6 CERTIFICATES OF LENDERS. Any Lender claiming reimbursement or compensation under this ARTICLE 5 shall deliver to the Borrowers (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

Section 5.7 SURVIVAL. The agreements and obligations of the Borrowers in this
ARTICLE 5 shall survive the payment of all other Obligations.

Section 5.8 CLAIMS UNDER SECTION 5.1 AND SECTION 5.3. Each Lender shall notify the Borrowers and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to payment of any amount under SECTION 5.1 or SECTION 5.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such payment and will not, in the judgment of such Lender be otherwise disadvantageous to it.

Section 5.9 REPLACEMENT OF AFFECTED LENDER. Within thirty (30) days after receipt by the Borrowers of written notice and demand from any Lender for any payment under the terms of SECTION 5.1, SECTION 5.2, or SECTION 5.3 then, subject to this SECTION 5.9, the Borrowers may, at their option, notify the Agent and such Lender (the "AFFECTED LENDER") of their intention to obtain, at the Borrowers' sole expense, a replacement Lender ("REPLACEMENT LENDER") to purchase the Affected Lender's Revolving Loans and its obligations under the Loan Documents. Subject to this SECTION 5.9, the Borrowers shall, within thirty
(30) days following the delivery of such notice from the Borrowers, cause the Replacement Lender to purchase (and the Affected Lender hereby agrees to sell and convey to such Replacement Lender) the Revolving Loans and other obligations of the Affected Lender and assume the Affected Lender's Commitment and obligations hereunder in accordance with the terms of an Assignment and Acceptance for cash in an aggregate amount equal to the aggregate unpaid principal of the Revolving Loans and other Obligations held by such Affected Lender, all unpaid interest and fees accrued thereon or with respect thereto, and all other Obligations owed to such Affected Lender, including amounts owed under SECTION 5.1 or SECTION 5.3 (but excluding any amount pursuant to SECTION 4.2). Notwithstanding the foregoing, (a) the Borrowers shall continue to be obligated to pay to the Affected Lender in full all amounts then demanded and due under SECTION 5.1 or SECTION 5.3 in accordance with the terms of this Agreement, (b) neither the Agent nor any Lender shall have any obligation to find a Replacement Lender, (c) the Replacement Lender must be acceptable to the Agent in its reasonable discretion, and (d) the Bank may not be replaced under this SECTION 5.9 without its consent.

ARTICLE 6

                                   COLLATERAL

Section 6.1 GRANT OF SECURITY INTEREST.

As security for all Obligations (excluding Existing Obligations in the case of property owned by a Newly Obligated Party) each Loan Party hereby assigns and grants to the Agent, for the benefit

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of the Agent and the Lenders, a continuing security interest in, lien on, assignment of, and right of set-off against, all of the following property and assets of such Loan Party, whether now owned or existing or hereafter acquired or arising, regardless of where located:

all Accounts (including any credit enhancement therefor);

all Inventory;

all contract rights, letters of credit, chattel paper, instruments, notes, documents, and documents of title;

all General Intangibles; PROVIDED that no Lien shall attach to any license included in Proprietary Rights which has been purchased or granted to a Loan Party, but only to the extent that such Lien would invalidate any Loan Party's rights in or title to such license;

all Equipment;

all Investment Property; PROVIDED that, with respect to the Capital Stock of any Subsidiary which is not organized under the laws of the United States or any state thereof, such pledge shall be limited to sixty-five percent (65.0%) of the Capital Stock of such Subsidiary;

all money, cash, cash equivalents, securities, and other property of any kind of such Loan Party held directly or indirectly by the Agent or any Lender;

all of such Loan Party's deposit accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Borrower maintains deposits, including any Payment Accounts;

all books, records, and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property, and General Intangibles (except as limited by CLAUSE (IV) preceding) at any time evidencing or relating to any of the foregoing; and

all accessions to, substitutions for, and replacements, products, and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

      All of the foregoing, together with all Real Estate covered by the Mortgage(s), and all other property of such Loan Party in which the Agent or any Lender may at any time be granted a Lien, is herein collectively referred to as the "COLLATERAL."

As security for all Obligations (excluding Existing Obligations in the case of property owned by a Newly Obligated Party), each Loan Party shall execute and deliver to the Agent one or more Mortgages to grant to the Agent, for the ratable benefit of the Agent and the Lenders, a

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continuing mortgage lien on all of such Loan Party's Real Estate and Premises in which such Loan Party has any fee ownership interest.

All of the Obligations (excluding Existing Obligations in the case of property owned by a Newly Obligated Party) shall be secured by all of the Collateral. Each Loan Party that is a Borrower acknowledges and expressly agrees with the Agent and each Lender that the grant by such Borrower of the Agent's Lien in the Collateral of such Borrower as security for the Obligations of the other Loan Parties is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Loan Parties and is not required or given as a condition of extensions of credit to such Borrower.

Section 6.2 PERFECTION AND PROTECTION OF SECURITY INTEREST.

Each Loan Party shall, at its expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including: (i) executing, delivering, and/or filing and recording of the Mortgage(s), the Copyright, Patent, and Trademark Agreements, and executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent; (ii) delivering to the Agent the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Agent determines it should have physical possession in order to perfect and protect the Agent's security interest therein, duly pledged, endorsed, or assigned to the Agent without restriction; (iii) delivering to the Agent (A) warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and (B) if requested by the Agent, certificates of title covering any portion of the collateral for which certificates of title have been issued; (iv) when an Event of Default exists, transferring Inventory to warehouses or other locations designated by the Agent; (v) placing notations on its books of account to disclose the Agent's security interest; (vi) delivering to the Agent all letters of credit on which it is named beneficiary; and (vii) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens. To the extent permitted by any Requirement of Law, the Agent may file, without any Loan Party's signature, one or more financing statements disclosing the Agent's Liens. Each Loan Party agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement executed and delivered by such Loan Parties is sufficient as a financing statement.

If any Collateral is at any time in the possession or control of any warehouseman, bailee, or any Loan Party's agents or processors, then such Loan Party shall notify the Agent thereof and shall, at the request of the Agent, notify such Person of the Agent's security interest in such Collateral and instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral is located on any operating facility of a Loan Party which is not owned by such Loan Party, then such Loan Party shall, at the request of the Agent, use its best efforts to obtain written subordinations, in form and substance satisfactory to the Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral; PROVIDED that, in the event any Loan Party is unable to obtain any such written subordination, the Agent may, in its discretion establish a reserve with

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respect to any such Collateral or, if such Collateral is either Accounts or
Inventory, exclude such Accounts or Inventory from the calculation of the Borrowing Base.

From time to time, each Loan Party shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral with respect to such Loan Party, but the failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Loan Party. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

To the extent any Loan Party is or becomes the issuer of any Investment Property that is Collateral, each such Loan Party (in such capacity, an "ISSUER") agrees as follows with respect to such Investment Property:

                  (i) All such Investment Property issued by such Issuer, all warrants, and all non-cash dividends and other non-cash distributions in respect thereof at any time registered in the name of, or otherwise deliverable to, any Loan Party, shall be delivered directly to the Agent, for the account of such Loan Party, at the Agent's address for notices set forth in SECTION 15.8.

                  (ii) Upon written notice from the Agent, all cash dividends, cash distributions, and other cash or cash equivalents in respect of such Investment Property at any time payable or deliverable to any Loan Party shall be delivered directly to the Agent, for the account of the Agent and the Lenders, at the address for notices set forth in SECTION 15.8.

                  (iii) Such Issuer will not acknowledge any transfer or
            encumbrance in respect of such Investment Property to or in favor of any Person other than the Agent or a Person designated by the Agent in writing.

                  (iv) With respect to any of such Investment Property at any time constituting an uncertificated security as defined by the UCC, the Issuer will comply with instructions originated by the Agent without further consent by the registered owner thereof.

Section 6.3 LOCATION OF COLLATERAL. Each Loan Party represents and warrants to the Agent and the Lenders that: (a) SCHEDULE 6.3 is a correct and complete list of such Loan Party's chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business; and (b) SCHEDULE 6.3 correctly identifies any of such facilities and locations that are not owned by such Loan Party and sets forth the names of the owners and lessors or sublessors of and, to the best of such Loan Party's knowledge, the holders of any mortgages on, such facilities and locations. Each Loan Party covenants and agrees that it will not (x) maintain any Collateral at any location other than those locations listed

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for such Loan Party on SCHEDULE 6.3, (y) otherwise change or add to any of such locations, or (z) change the location of its chief executive office from the location identified in SCHEDULE 6.3, unless it gives the Agent at least ten (10) days prior written notice thereof and executes any and all financing statements and other documents that the Agent requests to maintain perfection in such Collateral. In the event any Loan Party requests to change or add any location of Collateral and has provided the Agent with all financing statements and other documents requested by the Agent in connection therewith, the Loan Parties shall prepare and deliver to the Agent a revised SCHEDULE 6.3 which shall, upon the Agent's written consent, be adopted as SCHEDULE 6.3 for all purposes following the date of such written consent. Without limiting the foregoing, each Loan Party represents that all of its Inventory (other than Inventory in transit and Inventory located at a customer's location) is, and covenants that all of its Inventory will be, located either (A) on premises owned by such Loan Party, (B) on premises leased by such Loan Party, PROVIDED that the Agent has, if requested by the Agent, received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent, or (C) in a warehouse or with a bailee, PROVIDED that the Agent has, if requested by the Agent, received an executed bailee letter from the applicable Person in form and substance satisfactory to the Agent.

Section 6.4 TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Loan Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) all of the Collateral is and will continue to be owned by such Loan Party free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Agent's Liens in the Collateral will not be subject to any prior Lien other than Permitted Liens; (c) such Loan Party will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) such Loan Party will not, without the Agent's prior written approval, sell or dispose of, or permit the sale or disposition of, any of the Collateral except for sales of Inventory in the ordinary course of business and sales of Equipment as permitted by SECTION 6.11 and SECTION
9.19. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

Section 6.5 APPRAISALS. Not more frequently than once each month whenever a Default or Event of Default exists, and at such other times not more frequently than once per year as the Agent requests, the Borrowers shall, at their expense and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulations and by the internal policies of the Lenders.

Section 6.6 ACCESS AND EXAMINATION; CONFIDENTIALITY.

The Agent, accompanied by any Lender which so elects, may at all reasonable times during regular business hours, and at any time when a Default or Event of Default exists and is continuing, have access to, examine, audit, make extracts from or copies of, and inspect any or all of the Loan Parties' records, files, and books of account and the Collateral, and discuss the Loan Parties' affairs with the Loan Parties' officers and management. The Loan Parties will

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deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for the Loan Parties. The Agent may, and at the direction of the Majority Lenders shall, at any time when a Default or Event of Default exists, and at the Borrowers' expense, make copies of all of the Loan Parties' books and records, or require the Loan Parties to deliver such copies to the Agent. The Agent may, without expense to the Agent, use such of the Loan Parties' respective personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Agent's Liens. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount, or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

The Loan Parties agree that, subject to their prior consent for uses other than in a traditional tombstone, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use any Loan Party's name in advertising and promotional material and in conjunction therewith disclose the general terms of this Agreement. The Agent and each Lender severally agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by any Loan Party and provided to the Agent or such Lender by or on behalf of such Loan Party, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent, the Letter of Credit Issuer, or a Lender, or
(ii) was or becomes available on a nonconfidential basis from a source other than the Loan Parties. Notwithstanding the foregoing, the Agent and any Lender may disclose any such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority, (2) pursuant to subpoena or other court process,
(3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party, (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document, (6) to the Agent's or such Lender's independent auditors, accountants, attorneys, and other professional advisors, (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which any Loan Party is a party or is deemed party with the Agent or such Lender, and (9) to its Affiliates.

Section 6.7 COLLATERAL REPORTING. The Borrowers shall provide, or cause to be provided, to the Agent the following documents at the following times in form satisfactory to the Agent: (a) on or before the fifteenth (15th) day of each month, for the preceding month end, or more frequently if requested by the Agent or needed by the Borrowers to redetermine Availability, a schedule of each Borrower's Accounts created since the last such schedule and a Borrowing Base Certificate; (b) on a monthly basis, an aging of each Borrower's Accounts, together with a reconciliation to the previous month's accounts receivable balance of such Borrower's Accounts and to its general

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ledger; (c) on a monthly basis, an aging of each Borrower's accounts payable;
(d) on a monthly basis for each Borrower, Inventory reports by category, with additional detail showing additions to and deletions from such Borrower's Inventory and any Inventory held by such Borrower on consignment or approval;
(e) upon the Agent's request, copies of invoices in connection with each Borrower's Accounts, customer statements, credit memos, remittance advices, and reports, deposit slips, and shipping and delivery documents in connection with each Borrower's Accounts and for Inventory and Equipment acquired by each Borrower purchase orders and invoices; (f) upon request, a statement of the balance of each of the Intercompany Accounts; (g) such other reports as to the Collateral as the Agent shall reasonably request from time to time; and (h) with the delivery of each of the foregoing, a certificate of the Borrowers executed by an officer of the Parent on behalf of all of the Borrowers certifying as to the accuracy and completeness of the foregoing. If any of the Borrowers' records or reports of the Collateral are prepared by an accounting service or other agent, each Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders. Each of the items required by CLAUSES (B) through (D) preceding shall be delivered to the Agent not later than thirty (30) days following the last day of each calendar month.

Section 6.8 ACCOUNTS. Each Loan Party covenants, agrees, represents, and warrants, as to itself, as follows:

With respect to such Loan Party's Accounts: (i) each existing Account represents, and each future Account will represent, a BONA FIDE sale or lease and delivery of goods by such Loan Party, or rendition of services by such Loan Party, in the ordinary course of such Loan Party's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to such Loan Party and disclosed to the Agent and the Lenders pursuant to this Agreement; (iii) no discount, credit, or allowance will be granted on any Account without the Agent's prior written consent, except for discounts, credits, and allowances made or given in the ordinary course of a Loan Party's business when no Event of Default exists hereunder; (iv) each copy of an invoice delivered to the Agent by such Loan Party will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in any invoice representing a sale of goods will have been shipped to the Account Debtor and all services of such Loan Party described in each invoice will have been performed.

Such Loan Party shall not redate any invoice or sale or make sales on extended dating beyond that customary in such Loan Party's business or extend or modify any Account. If such Loan Party becomes aware of any matter adversely affecting the collectibility of any Account or the Account Debtor therefor involving an amount greater than $500,000, including information regarding the Account Debtor's creditworthiness, such Loan Party will promptly so advise the Agent.

Such Loan Party shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's written consent. If the Agent consents to the acceptance of any such instrument, it shall

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be considered as evidence of the Account and not payment thereof and such Loan
Party will promptly deliver such instrument to the Agent, endorsed by such Loan Party to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, or notice of protest with respect thereto, such Loan Party shall remain liable thereon until such instrument is paid in full.

Such Loan Party shall notify the Agent promptly of all disputes and claims in excess of $500,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit, or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits, and allowances made or given in the ordinary course of such Loan Party's business when no Event of Default exists hereunder. The Agent may at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors of any Loan Party for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases with respect to a Borrower, the Agent will credit the Loan Account of the Borrowers with the net amounts received by the Agent in payment of any Accounts.

If an Account Debtor returns any Inventory to such Loan Party when no Event of Default exists, then such Loan Party shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to a Borrower when an Event of Default exists, such Borrower, upon request of the Agent, shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory of any Loan Party shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory.

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Section 6.9 COLLECTION OF ACCOUNTS; PAYMENTS.

Until the Agent notifies the Loan Parties to the contrary, the Loan Parties shall make collection of all Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of the Loan Parties at a Clearing Bank acceptable to Agent, subject to a Blocked Account Agreement. If the Agent requests, the Loan Parties shall establish a lock-box service for collections of Accounts at a Clearing Bank acceptable to the Agent and subject to a Blocked Account Agreement and other documentation acceptable to Agent. If such lock-box service is established, the Loan Parties shall instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, any Loan Party receives any proceeds of Accounts, it shall receive such payments as the Agent's trustee, and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as the Agent may direct. All collections received in any lock-box or Payment Account or directly by any Loan Party or the Agent, and all funds in any Payment Account or other account to which such collections are deposited shall be subject to the Agent's sole control and withdrawals by any Loan Party shall not be permitted. The Agent or the Agent's designee may, at any time after the occurrence of an Event of Default, notify Account Debtors that the Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, the Loan Parties, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts are received.

If sales of Inventory are made or services are rendered by any Loan Party for cash, such Loan Party shall immediately deliver, or cause to be delivered to the Agent or deposit into a Payment Account, the cash which such Loan Party receives.

All payments, including immediately available funds received by the Agent at a bank designated by it, whether or not received by the Agent on account of Accounts or as proceeds of other Collateral will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Loan Account of the Borrowers (conditional upon final collection) (i) on the same day received (if received prior to 2:00 p.m. Dallas, Texas time) and if the funds received are immediately available funds and (ii) after allowing one (1) Business Day for collection of all other funds; PROVIDED, HOWEVER, that such payments shall be deemed to be credited to the Loan Account of the Borrowers immediately upon receipt for purposes of (x) determining Availability, (y) calculating the Unused Line Fee pursuant to SECTION 3.5, and (z) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by the Agent to the Lenders (but not the amount of interest payable by the Borrowers).

In the event all of the Obligations are repaid upon the termination of this Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of the Accounts or proceeds of the other Collateral, such payment will be credited (conditional upon

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final collection) to the Borrowers' Loan Account one (1) Business Day after the
Agent's receipt of such funds.

Section 6.10 INVENTORY; PERPETUAL INVENTORY. Each Loan Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Loan Party is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Loan Party's business, and is and will be fit for such purposes. Each Loan Party will keep its Inventory in good and marketable condition, at its own expense. Each Loan Party agrees that all Inventory produced in the United States will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Loan Party will maintain a perpetual inventory reporting system at all times. As of the last day of the Parent's Fiscal Yar, the Parent will cause the certified public accountants preparing the Parent's financial statements required under SECTION 7.2 (A) to conduct a test of the perpetual inventory records of any combination of the Borrowers owning not less than fifty percent (50.0%) of the aggregate amount of Inventory owned by the Borrowers and not less than fifty percent (50.0%) of the aggregate amount of Eligible Inventory owned by the Borrowers to the extent necessary for such accountants to render an unqualified opinion on the financial statements prepared as of such Fiscal Year End. No Borrower will, without the Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, or other repurchase or return basis. Each Loan Party agrees that it will keep any Inventory of any other Person which is held by such Loan Party on a consignment basis separate from such Loan Party's Inventory and at all times maintain proper operating systems which will insure that such consigned Inventory and such Loan Party's Inventory are not commingled in any manner.

Section 6.11 EQUIPMENT.

Each Loan Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by such Loan Party is and will be used or held for use in such Loan Party's business, and is and will be fit for such purposes. Each Loan Party shall keep and maintain its Equipment that is necessary in the operation of its business in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

Each Loan Party shall promptly inform the Agent of any material additions to or deletions from its Equipment. No Loan Party shall permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. No Loan Party will, without the Agent's prior written consent, alter or remove any identifying symbol or number on any Equipment consisting of Collateral.

No Loan Party shall, without the Agent's prior written consent, sell, lease as a lessor, or otherwise dispose of any Equipment; PROVIDED, HOWEVER, that subject to SECTION 9.9(D) and SECTION 9.19, the Loan Parties may dispose of Equipment subject to the conditions set forth in the following sentence. In the event any of such Equipment is sold, transferred, or otherwise disposed of

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pursuant to the proviso contained in the immediately preceding sentence, (i) if such sale, transfer, or disposition is effected without replacement of such Equipment, or such Equipment is replaced by Equipment leased by a Loan Party or by Equipment purchased by a Loan Party subject to a Lien, then such Loan Party shall deliver the net cash proceeds of any such sale, transfer, or disposition to the Agent as provided by SECTION 4.5, which proceeds shall be applied to the principal balance of the Revolving Loans, or (ii) if such sale, transfer, or disposition is made in connection with the purchase by such Loan Party of replacement Equipment, then such Loan Party shall use the proceeds of such sale, transfer, or disposition to purchase such replacement Equipment and shall upon the request of the Agent deliver to the Agent written evidence of the use of the proceeds for such purchase. All replacement Equipment purchased by any Loan Party shall be free and clear of all Liens except the Agent's Lien and Permitted Liens.

Section 6.12 RESERVED.

Section 6.13 DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Loan Party represents and warrants to the Agent and the Lenders that (a) all documents, instruments, and chattel paper of such Loan Party describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by such Loan Party, free and clear of all Liens other than Permitted Liens.

Section 6.14 RIGHT TO CURE. The Agent may, in its discretion, and shall, at the direction of the Majority Lenders and upon notice to the affected Loan Parties (PROVIDED that failure to give such notice shall not affect the Agent's rights under this SECTION 6.14 and shall not result in any liability or constitute the breach of any duty or obligation of the Agent hereunder), pay any amount or do any act required of any Loan Party hereunder or under any other Loan Document in order to preserve, protect, maintain, or enforce the Obligations, the Collateral or the Agent's Liens therein, and which any Loan Party fails to pay or do, including payment of any judgment against any Loan Party, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this SECTION 6.14 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrowers' Loan Account as a Revolving Loan. Any payment made or other action taken by the Agent under this
SECTION 6.14 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

Section 6.15 POWER OF ATTORNEY. Each Loan Party, as to itself, hereby appoints the Agent and the Agent's designee as its attorney, with power: (a) to endorse such Loan Party's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession; (b) to sign such Loan Party's name on any invoice, bill of lading, warehouse receipt, or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements, and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the

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address for delivery of such Loan Party's mail to an address designated by the
Agent and to receive, open, and dispose of all mail addressed to such Loan Party; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) to clear Inventory through customs in such Loan Party's name, the Agent's name, or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Loan Party's name for such purpose; and (f) to do all things necessary to carry out this Agreement. Each Loan Party ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than any such liability arising from any such Person's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

Section 6.16 THE AGENT'S AND THE LENDERS' RIGHTS, DUTIES, AND LIABILITIES. The Loan Parties assume all responsibility and liability arising from or relating to the use, sale, or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Loan Party from any of the Obligations. Following the occurrence and continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from any Loan Party, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Loan Party for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and any Loan Party.

Section 6.17 SITE VISITS, OBSERVATIONS AND TESTING. The Agent and its representatives will have the right at any reasonable time to enter and visit the Premises and any other place where any property of any Loan Party is located for the purposes of observing the Premises, taking and removing soil or groundwater samples, and conducting tests on any part of the Premises. The Agent is under no duty, however, to visit or observe the Premises or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent's Liens and preserving the Agent and the Lenders' rights under this Agreement. No site visit, observation or testing by the Agent and the Lenders will result in a waiver of any Default or Event of Default or impose any liability on the Agent or the Lenders. In no event will any site visit, observation, or testing by the Agent be a representation that hazardous substances are or are not present in, on or under the Premises, or that there has been or will be compliance with any Environmental Law. Neither any Loan Party nor any other party is entitled to rely on any site visit, observation or testing by the Agent. The Agent and the Lenders owe no duty of care to protect the Loan Parties or any other party against, or to inform the Loan Parties or any other party of, any hazardous substances or any other adverse condition affecting the Premises. The Agent may in its discretion disclose to the Loan Parties or to any other party if so required by law any report or findings made as a result of, or in connection with, any site visit, observation or testing by the Agent. The Loan

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Parties understand and agree that the Agent makes no warranty or representation to the Loan Parties or any other party regarding the truth, accuracy, or completeness of any such report or findings that may be disclosed. The Loan Parties also understand that depending on the results of any site visit, observation, or testing by the Agent and disclosed to the Loan Parties, the Loan Parties may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by the Loan Parties without advice or assistance from the Agent. In each instance, the Agent will give the Loan Parties reasonable notice before entering the Premises or any other place the Agent is permitted to enter under this SECTION 6.17. The Agent will make reasonable efforts to avoid interfering with the Loan Parties' use of the Premises or any other property in exercising any rights provided hereunder.

Section 6.18 GUARANTIES; LOAN PARTY JOINDER. Each Loan Party shall guarantee payment and performance of the Obligations (other than Obligations owing by itself in a case where such guaranteeing Loan Party is a Borrower and excluding Existing Obligations in the case of any such guarantee by a Newly Obligated Party) pursuant to a Guaranty Agreement in form and substance satisfactory to the Agent, duly executed by each such Loan Party. Each such guaranteeing Loan Party that is a Borrower acknowledges and expressly agrees with the Agent and each Lender that the Guaranty by such Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Loan Parties and is not required or given as a condition of extensions of credit to such Borrower. Promptly upon creation or acquisition of any domestic Subsidiary of a Loan Party, which is not an Unrestricted Subsidiary, such Loan Party shall cause such new Subsidiary to become a Loan Party (but unless otherwise agreed by the Agent and the Lenders, not as a Borrower) and a Guarantor by executing and delivering to the Agent such Loan Documents and other instruments, certificates, and agreements as the Agent may request. Upon execution and delivery of such Loan Documents and other instruments, certificates, and agreements, such newly created or acquired domestic Subsidiary shall automatically become a Loan Party and thereupon shall have all of the rights, benefits, duties, and obligations of a Loan Party under the Loan Documents.

Section 6.19 VOTING RIGHTS, DISTRIBUTIONS, ETC. IN RESPECT OF INVESTMENT
PROPERTY.

So long as no Event of Default shall have occurred and be continuing (i) each Loan Party shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers, and notifications in respect of any securities) pertaining to its Investment Property or any part thereof; PROVIDED, HOWEVER, that without the prior written consent of the Agent and the Majority Lenders, no vote shall be cast or consent, waiver, or ratification given or action taken which would (A) be inconsistent with or violate any provision of this Agreement or any other Loan Document or
(B) amend, modify, or waive any material term, provision, or condition of the certificate of incorporation, bylaws, certificate of formation, or other charter document or other agreement relating to, evidencing, providing for the issuance of, or securing any such Investment Property, in any manner that would impair such Investment Property, the transferability thereof, or the Agent's Liens therein, and (ii) each Loan Party shall be

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entitled to receive and retain any and all dividends and interest paid in respect of any of such Investment Property (unless otherwise required by this Agreement).

Upon the occurrence and during the continuance of an Event of Default, (i) the Agent may, without notice to any Loan Party, transfer or register in the name of the Agent or any of its nominees, for the ratable benefit of the Agent and the Lenders, any or all of the Collateral consisting of Investment Property, the proceeds thereof (in cash or otherwise), and all liens, security, rights, remedies, and claims of any Loan Party with respect thereto (as used in this SECTION 6.19 collectively, the "PLEDGED COLLATERAL") held by the Agent hereunder, and the Agent or its nominee may thereafter, after delivery of notice to the applicable Loan Party, exercise all voting and corporate rights at any meeting of any corporation, partnership, or other business entity issuing any of the Pledged Collateral and any and all rights of conversion, exchange, subscription, or any other rights, privileges, or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization, or other readjustment of any corporation, partnership, or other business entity issuing any of such Pledged Collateral or upon the exercise by any such issuer or the Agent of any right, privilege, or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any of the aforesaid rights, privileges, or options, and the Agent shall not be responsible for any failure to do so or delay in so doing, (ii) after the Agent's giving of the notice specified in CLAUSE (I) of this SECTION 6.19(B), all rights of any Loan Party to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
SECTION 6.19(A)(I) and to receive the dividends, interest, and other distributions which it would otherwise be authorized to receive and retain thereunder shall be suspended until such Event of Default shall no longer exist, and all such rights shall, until such Event of Default shall no longer exist, thereupon become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, interest, and other distributions, (iii) all dividends, interest, and other distributions which are received by any Loan Party contrary to the provisions of this SECTION 6.19(B) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Loan Party and shall be forthwith paid over to the Agent as Collateral in the same form as so received (with any necessary endorsement), and (iv) each Loan Party shall execute and deliver (or cause to be executed and delivered) to the Agent all such proxies and other instruments as the Agent may reasonably request for the purpose of enabling the Agent to exercise the voting and other rights which it is entitled to exercise pursuant to this SECTION 6.19(B) and to receive the dividends, interest, and other distributions which it is entitled to receive and retain pursuant to this SECTION 6.19(B). The foregoing shall not in any way limit the Agent's power and authority granted pursuant to SECTION 6.15.

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ARTICLE 7

                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

Section 7.1 BOOKS AND RECORDS. The Loan Parties shall maintain, at all times, correct and complete books, records, and accounts in which complete, correct, and timely entries are made of their respective transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to SECTION 7.2(A). The Loan Parties shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Loan Parties shall maintain at all times books and records pertaining to the Collateral in such detail, form, and scope as the Agent shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts, (b) the return, rejections, repossession, stoppage in transit, loss, damage, or destruction of any Inventory, and (c) all other dealings affecting the Collateral.

Section 7.2 FINANCIAL INFORMATION. The Loan Parties shall promptly furnish to the Agent, all such financial information as the Agent or any Lender (through the Agent) shall reasonably request, and notify its auditors and accountants that the Agent, on behalf of the Lenders, is authorized to obtain such information directly from them. Without limiting the foregoing, the Loan Parties will furnish, or cause to be furnished, to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, consolidated audited, and consolidating unaudited, balance sheets, and statements of income and expense, cash flow, and of stockholders' equity for the Parent and its consolidated Subsidiaries for such Fiscal Year, and, with respect to the audited financial statements, the accompanying notes thereto and setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified as to scope of independent certified public accountants selected by the Parent and reasonably satisfactory to the Agent. Each Loan Party hereby authorizes the Agent to communicate directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to such Loan Party and to discuss directly with the Agent its finances and affairs. Each Loan Party will authorize such independent accountants in writing (with a copy to the Agent) to comply with the terms of this SECTION 7.2(A).

As soon as available, but in any event not later than thirty (30) days after the end of each month, consolidated and consolidating unaudited balance sheets of the Parent and its consolidated

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Subsidiaries as at the end of such month, and consolidated and consolidating unaudited statements of income and expense for the Parent and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP (other than presentation of footnotes and subject to normal year-end audit adjustments) applied consistently with the audited Financial Statements required to be delivered pursuant to SECTION 7.2(A). The Parent shall certify by a certificate signed by its chief financial officer that all such statements have been prepared in accordance with GAAP and present fairly, subject to normal year-end adjustments, the financial position of the Parent and its Subsidiaries as at the dates thereof and its results of operations for the periods then ended.

As soon as available, but in any event not later than forty-five (45) days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, consolidated and consolidating unaudited balance sheets of the Parent and its consolidated Subsidiaries as at the end of such quarter, and consolidated and consolidating unaudited statements of income and expense and statement of cash flows for the Parent and its consolidated Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, all in reasonable detail, fairly presenting the financial position and results of operation of the Parent and its consolidated Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP (other than presentation of footnotes and subject to normal year-end audit adjustments) consistent with the audited Financial Statements required to be delivered pursuant to SECTION 7.2(A). The Parent shall certify by a certificate signed by its chief financial officer that all such statements have been prepared in accordance with GAAP and present fairly, subject to normal year-end adjustments, the financial position of the Parent and its consolidated Subsidiaries as at the dates thereof and its results of operations for the periods then ended.

With each of the audited Financial Statements delivered pursuant to SECTION 7.2(A), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default, except for those, if any, described in reasonable detail in such certificate.

With each of the annual audited Financial Statements delivered pursuant to
SECTION 7.2(A), and within forty-five (45) days after the end of each fiscal quarter, a certificate of the chief financial officer of the Parent (i) setting forth in reasonable detail the calculations required to establish compliance with the covenants set forth in SECTION 9.22, SECTION 9.23, SECTION 9.24 (when applicable), and SECTION 9.25 during the period covered in such Financial Statements and as at the end thereof, and (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular day, (B) the Loan Parties are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by such Financial

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Statements, and (D) explaining the variances of the figures in the corresponding budgets (beginning with periods corresponding to the budget for the Fiscal Year ending December 31, 2000) and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Loan Parties have taken or propose to take with respect thereto.

No sooner than thirty (30) days prior to the beginning of each Fiscal Year and no later than the fifteenth day following the final day of each Fiscal Year, annual forecasts prepared by the Parent during such time period (to include forecasted consolidated and consolidating balance sheets, statements of income and expenses) for the Parent and its consolidated Subsidiaries as at the end of and for each month of such Fiscal Year and consolidating statements of cash flow for the Parent and its consolidated Subsidiaries as at the end of and for each fiscal quarter of such Fiscal Year.

Promptly after filing with the PBGC and the IRS, a copy of each annual report or other filing filed with respect to each Plan of any Loan Party.

Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by any Loan Party with the Securities and Exchange Commission under the Exchange Act (other than reports filed pursuant to Section 16 thereof), and all reports, notices, or statements sent or received by any Loan Party to or from the holders of any equity interests of any Loan Party (other than routine non-material correspondence sent by shareholders of any Loan Party) or of any Debt for Borrowed Money of any Loan Party registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

As soon as available, but in any event not later than fifteen (15) days after any Loan Party's receipt thereof, a copy of all management reports and management letters prepared by any independent certified public accountants of Parent or any other Loan Party.

Promptly after their preparation, copies of any and all proxy statements, and financial statements which the Parent makes available to its shareholders or any holder of any Debt for Borrowed Money.

Promptly after filing with the IRS, a copy of each tax return filed by any Loan Party.

Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of any Loan Party.

Section 7.3 NOTICES TO THE LENDERS. The Loan Parties shall notify the Agent in writing of the following matters at the following times:

Immediately after becoming aware of any Default or Event of Default;

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Immediately after becoming aware of the assertion by the holder of any Capital
Stock of any Loan Party or of any Debt in excess of $1,000,000 that a default exists with respect thereto or that any Loan Party is not in compliance with the terms thereof, or the written threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

Immediately after becoming aware of any material adverse change in any Loan Party's property, business, operations, or condition (financial or otherwise);

Immediately after becoming aware of any pending or threatened (in writing) action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Governmental Authority, or which may materially and adversely affect the Collateral, the repayment of the Obligations, the Agent's or any Lender's rights under the Loan Documents, or could reasonably be expected to have a Material Adverse Effect;

Immediately after becoming aware of any pending or threatened (in writing) strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Loan Party in a manner which could reasonably be expected to have a Material Adverse Effect;

Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting any Loan Party which could reasonably be expected to have a Material Adverse Effect;

Immediately after receipt of any written notice of any violation by any Loan Party of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that any Loan Party is not in compliance with any Environmental Law or is investigating any Loan Party's compliance therewith;

Immediately after receipt of any written notice that any Loan Party is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that any Loan Party is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000;

Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of any Loan Party;

Any change in any Loan Party's name, state of organization, or form of organization, trade names under which any Loan Party will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto;

Within ten (10) Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL, or the PBGC with respect thereto;

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Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL, or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL, or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by any Loan Party or any ERISA Affiliate from the PBGC, the DOL, or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL, or the IRS, with respect to each Plan of any Loan Party or any ERISA Affiliate;

Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan, and within three (3) Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

Within three (3) Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plan which increase any Loan Party's annual costs with respect thereto by an amount in excess of $1,000,000, or the establishment of any new Plan or the commencement of contributions in excess of $1,000,000 to any Plan to which any Loan Party or any ERISA Affiliate was not previously contributing or (ii) any failure by any Loan Party or any ERISA Affiliate to make a required installment or any other required payment in excess of $1,000,000 under Section 412 of the Code on or before the due date for such installment or payment; and

Within three (3) Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under
Section 4042 of ERISA to terminate a Multi-employer Plan.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that any Loan Party or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

Section 7.4 REVISIONS OR UPDATES TO SCHEDULES. Should any of the information or disclosures provided on any of the schedules originally attached hereto become outdated or incorrect in any material respect, the Loan Parties from time to time shall deliver to the Agent and the Lenders, together with an officer's certificate of the type required pursuant to SECTION 7.2(E), such revisions or updates to such schedule(s) whereupon such schedules shall be deemed to be amended by such revisions or updates, as may be necessary or appropriate to update or correct such schedule(s), PROVIDED that, notwithstanding the foregoing, no such revisions or updates to Schedules 1.1B, 8.15, 8.17, 8.18,
8.21 or 8.22 shall be deemed to have amended, modified or superseded any such

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schedules as originally attached hereto, or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such schedules, unless and until the Agent and the Majority Lenders shall have accepted in writing such revisions or updates to any such schedules.

ARTICLE 8

                      GENERAL WARRANTIES AND REPRESENTATIONS

      Each Loan Party warrants and represents to the Agent and the Lenders that except as set forth in the Schedules to this Agreement as they may be modified from time to time pursuant to Section 7.4, and except as hereafter disclosed to and accepted by the Agent and the Majority Lenders in writing:

Section 8.1 AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT AND THE LOAN DOCUMENTS; NO CONFLICTS. Each Loan Party has the power and authority to execute, deliver, and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon the Collateral. Each Loan Party has taken all necessary action (including obtaining approval of its stockholders, partners, general partner(s), members, or other applicable equity owners, if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents have been duly executed and delivered by each Loan Party, and constitute the legal, valid, and binding obligations of each Loan Party, enforceable against it in accordance with their respective terms without defense, set-off or counterclaim. Each Loan Party's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Loan Party by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture (including, without limitation, the Subordinated Notes and the Indenture entered into in connection therewith), or instrument to which such Loan Party is a party or which is binding upon it, (b) any Requirement of Law applicable to such Loan Party, or (c) the certificate or articles of incorporation, by-laws, or other organizational or constituent documents, as the case may be, of such Loan Party. The Borrowers' entering into this Agreement and incurrence of the Obligations resulting from each Borrowing is not prohibited under the Subordinated Notes.

Section 8.2 VALIDITY AND PRIORITY OF SECURITY INTEREST. The provisions of this Agreement, the Mortgage(s), and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and, to the extent any such Liens may be perfected under the UCC, such Liens constitute perfected and continuing Liens on the Collateral, having priority over all other Liens on the Collateral (except in the case of Permitted Liens described in CLAUSES (B), (D), (E), (F) and (H) of the definition of "Permitted Liens" to the extent any such Liens would have priority over the Agent's Lien pursuant to any Requirement of Law), securing all the Obligations, and enforceable against the Loan Parties and all third parties.

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Section 8.3 ORGANIZATION AND QUALIFICATION. Each Loan Party (a) is duly formed and organized and validly existing in good standing under the laws of the jurisdiction of its formation, (b) is qualified to do business as a foreign business entity and is in good standing in the jurisdictions set forth on
SCHEDULE 8.3, which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and (c) has all requisite power and authority to conduct its business and to own its property as presently conducted or owned.

Section 8.4 CORPORATE NAME; PRIOR TRANSACTIONS. Except as set forth on SCHEDULE 8.4, during the past five (5) years, no Loan Party has been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

Section 8.5 SUBSIDIARIES AND AFFILIATES. SCHEDULE 8.5 is a correct and complete list of the name and relationship to the Parent of each and all of the Parent's Subsidiaries and other Affiliates. Each Subsidiary that is not a Loan Party is
(a) duly formed and organized and validly existing in good standing under the laws of its jurisdiction of its formation set forth on SCHEDULE 8.5, (b) qualified to do business as a foreign business entity and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a Material Adverse Effect, and (c) has all requisite power and authority to conduct its business and own its property as presently conducted or owned.

Section 8.6 FINANCIAL STATEMENTS AND PROJECTIONS.

The Parent has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Parent and its consolidated Subsidiaries as of September 30, 1998, and for the Fiscal Year then ended, accompanied by the report thereon of the Parent's independent certified public accountants, Ernst & Young LLP. The Parent has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for the Parent and its consolidated Subsidiaries as of June 30, 1999. Such financial statements are attached hereto as EXHIBIT C. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly the financial position of the Parent and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended (except with respect to the financial statements dated June 30, 1999, for the absence of applicable footnotes and subject to normal year-end adjustments).

The Latest Projections when submitted to the Lenders as required herein represent the Loan Parties' best estimate of the future financial performance of the Loan Parties for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Loan Parties believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lender.

Section 8.7 CAPITALIZATION. As of the Closing Date, the Parent's authorized Capital Stock consists of 16,668,129 shares of common stock, par value $0.01 per share, of which all shares are

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validly issued and outstanding and are fully paid and non-assessable. Each Loan
Party other than Parent is a Wholly-Owned Subsidiary of Parent.

Section 8.8 SOLVENCY. Each Loan Party is Solvent prior to and after giving effect to the making of the Loans to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date (if any), and shall remain Solvent during the term of this Agreement.

Section 8.9 DEBT. After giving effect to the making of the Loans to be made on the Closing Date, the Loan Parties have no Debt, except (a) the Obligations, (b) Debt described on SCHEDULE 8.9, (c) trade payables and other contractual obligations arising in the ordinary course of business, and (d) other Debt existing on the Closing Date and reflected in the Financial Statements attached hereto as EXHIBIT C.

Section 8.10 DISTRIBUTIONS. Since June 30, 1999, no Distribution has been declared, paid, or made upon or in respect of any Capital Stock or other securities of the Parent.

Section 8.11 TITLE TO PROPERTY. Each Loan Party has good and indefeasible title in fee simple to its real property (if any) listed as owned real property in
SCHEDULE 8.12, and has good, indefeasible, and merchantable title to all of its other property (including the assets reflected on the June 30, 1999 financial statements delivered to the Agent and the Lenders, except as sold, transferred, or otherwise disposed of in the ordinary course of business since the date thereof), free of all Liens except Permitted Liens.

Section 8.12 REAL ESTATE; LEASES. SCHEDULE 8.12 sets forth a correct and complete list of all Real Estate owned by each Loan Party, all leases and subleases of real or personal property by each Loan Party as lessee or sublessee (other than leases of personal property as to which it is lessee or sublessee for which the value of such personal property is less than $500,000), and all leases and subleases of real or personal property by each Loan Party as lessor, lessee, sublessor, or sublessee. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists.

Section 8.13 PROPRIETARY RIGHTS. SCHEDULE 8.13 sets forth a correct and complete list of all of each Loan Party's Proprietary Rights. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 8.13. To the best of each Loan Party's knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on SCHEDULE 8.13 constitute all of the property of such type necessary to the current and anticipated future conduct of the Loan Parties' business.

Section 8.14 TRADE NAMES. All trade names or styles under which any Loan Party will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on SCHEDULE 8.14.

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Section 8.15 LITIGATION. Except as set forth on SCHEDULE 8.15, there is no pending or (to the best of any Loan Party's knowledge) threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to cause a Material Adverse Effect.

Section 8.16 RESTRICTIVE AGREEMENTS. No Loan Party is a party to any contract or agreement, or subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents and repay the Obligations or which materially and adversely affects or, insofar as reasonably foreseen, could reasonably be expected to materially and adversely affect, the property, business, operations, or condition (financial or otherwise) of such Loan Party, or could reasonably be expected to cause a Material Adverse Effect.

Section 8.17 LABOR DISPUTES. Except as set forth on SCHEDULE 8.17, on the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of any Loan Party, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the best knowledge of each Loan Party, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Loan Party or for any similar purpose, and
(d) there is no pending or (to the best of any Loan Party's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Loan Party or its employees.

Section 8.18 ENVIRONMENTAL LAWS. Except as otherwise disclosed on SCHEDULE 8.18:

Each Loan Party has complied in all material respects with all Environmental Laws applicable to its Premises and business, and no Loan Party nor any of its present Premises or operations, nor its past property or operations, is subject to any current enforcement order from or agreed order or consent order with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action (involving a liability or potential liability in excess of $1,000,000) arising from the Release or threatened Release of a Contaminant.

Each Loan Party has obtained all permits necessary for its current operations under Environmental Laws, and all such permits are in good standing and each Loan Party is in compliance with all terms and conditions of such permits.

No Loan Party, nor to the best of any Loan Party's knowledge any of its predecessors in interest, has in violation of any Environmental Law stored, treated, or disposed of any hazardous waste (as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law) on any Premises.

No Loan Party has received any summons, complaint, order, or similar written notice of any Environmental Claim.

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None of the present or past operations of any Loan Party is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

There is not now, nor to the best of any Loan Party's knowledge has there ever been on or in the Premises in violation of Environmental Laws:

any underground storage tanks or surface impoundments,

any asbestos-containing material, or

any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers, or other equipment.

No Loan Party has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.

No Loan Party has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on any Loan Party or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

None of the products manufactured, distributed, or sold by any Loan Party contains asbestos containing material.

No Environmental Lien has attached to any Premises of any Loan Party.

Section 8.19 NO VIOLATION OF LAW. No Loan Party is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

Section 8.20 NO DEFAULT. No Loan Party is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which any such Loan Party is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

Section 8.21 ERISA COMPLIANCE. Except as specifically disclosed in SCHEDULE
8.21:

Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Loan Parties, nothing has occurred which would cause the loss of such qualification. Each Loan Party and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

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There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions, or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

Except for instances, if any, which together do not give rise to liability in excess of $1,000,000 in the aggregate, (i) no ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and (v) no Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

Section 8.22 TAXES. Each Loan Party has filed all federal and other tax returns and reports required to be filed (or appropriate extensions have been timely filed), and has paid all federal and other taxes, assessments, fees, and other governmental charges levied or imposed upon them or their properties, income, or assets or which otherwise are due and payable (other than any such taxes, assessments, fees, and other governmental charges set forth on SCHEDULE 8.22 or which, to any Loan Party's knowledge are not delinquent and in the aggregate do not exceed $100,000).

Section 8.23 REGULATED ENTITIES. No Loan Party is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. No Loan Party is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, or is subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

Section 8.24 USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of the Loans are to be used solely for acquisitions, working capital, and general business purposes. No Loan Party is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

Section 8.25 COPYRIGHTS, PATENTS, TRADEMARKS, AND LICENSES, ETC. Each Loan Party owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations, and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the best knowledge of each Loan Party, no slogan or other advertising device, product, process, method, substance, part, or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon any rights held by any other

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Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard, or code is pending or, to the knowledge of any Loan Party, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

Section 8.26 NO MATERIAL ADVERSE CHANGE. No material adverse change has occurred in the Property, business, operations, or conditions (financial or otherwise) of any Loan Party since June 30, 1999. On the basis of a comprehensive review and assessment undertaken by the Loan Parties of their respective computers and computer applications and inquiry made of the Loan Parties' material suppliers, vendors, and customers, each Loan Party reasonably believes that the "Year 2000 problem" (that is, the risk that computers and computer applications used by any person may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) will not result in a Material Adverse Effect.

Section 8.27 FULL DISCLOSURE. None of the representations or warranties made by any Loan Party in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement, or certificate furnished by or on behalf of any Loan Party in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of any Loan Party to the Lenders prior to the Closing Date), contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

Section 8.28 MATERIAL AGREEMENTS. SCHEDULE 8.28 sets forth all material agreements and contracts to which any Loan Party is a party or is bound as of the date hereof.

Section 8.29 BANK ACCOUNTS. As of the Closing Date, SCHEDULE 8.29 contains a complete and accurate list of all bank accounts maintained by each Loan Party with any bank or other financial institution.

Section 8.30 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery, or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document except for those which have been duly obtained by the Loan Parties copies of which have been provided to the Agent and the Lenders.

Section 8.31 INVESTMENT PROPERTY.

            (a) SCHEDULE 8.31 sets forth a correct and complete list of all Investment Property owned by each Loan Party. Each Loan Party is the legal and beneficial owner of such Investment Property, as so reflected, free and clear of any Lien (other than Permitted Liens), and has not sold, granted any option with respect to, assigned or transferred, or otherwise disposed of any of its rights or interest therein.

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            (b) To the extent any Loan Party is an Issuer (as defined in SECTION
      6.2(D)): (i) the Issuer's shareholders that are Loan Parties and the ownership interest of each such shareholder are as set forth on SCHEDULE 8.5, and each such shareholder is the registered owner thereof on the books of the Issuer; (ii) the Issuer acknowledges the Agent's Lien; (iii) such security interest, collateral assignment, lien, and pledge in favor of the Agent has been registered on the books of the Issuer for such purpose as of the date hereof; and (iv) the Issuer is not aware of any liens, restrictions, or adverse claims which exist on any such Investment Property other than the continuing security interest, collateral assignment, lien, and pledge in favor of the Agent granted pursuant to the terms of SECTION 6.1.

Section 8.32 COMMON ENTERPRISE. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of Loan Parties as a whole and the successful operation of each Loan Party is dependent on the successful performance and operation of each other Loan Party. Each of the Loan Parties expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from successful operations of the Parent, each of the other Loan Parties and the Parent's Subsidiaries. Each Loan Party expects to derive benefit (and the boards of directors or other governing body of each such Loan Party have determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its corporate purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

Section 8.33 LOAN PARTIES; CERTAIN UNRESTRICTED SUBSIDIARIES. All Loan Parties (other than the Parent) are Wholly-Owned Subsidiaries of the Parent. As of the Closing Date the Loan Parties (other than the Parent and the Persons listed in CLAUSE (II) of the definition of "Unrestricted Subsidiaries" in SECTION 1.1) constitute all of the domestic Subsidiaries of the Parent existing as of the Closing Date. As of the Closing Date, each of the Persons listed in CLAUSE (II) of the definition of "Unrestricted Subsidiaries" in SECTION 1.1 has no assets and is not active.

ARTICLE 9

                        AFFIRMATIVE AND NEGATIVE COVENANTS

      Each Loan Party covenants to the Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:

Section 9.1 TAXES AND OTHER OBLIGATIONS. Except as otherwise permitted by the terms of this Agreement, each Loan Party shall, and shall cause each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file, (b) pay, or provide for the payment, when due, of all taxes, fees, assessments, and other governmental charges against it or upon its property, income, and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the

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Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing, and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors, and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; PROVIDED, HOWEVER, so long as such Loan Party has notified the Agent in writing, neither such Loan Party nor any of its Subsidiaries need pay any tax, fee, assessment, or governmental charge, that (x) it is contesting in good faith by appropriate proceedings diligently pursued, (y) such Loan Party or its Subsidiary, as the case may be, has established proper reserves for as provided in GAAP, and (z) no Lien (other than a Permitted Lien) results from such non-payment.

Section 9.2 EXISTENCE AND GOOD STANDING. Except with respect to any Loan Party that merges into or consolidates with another Loan Party as allowed by SECTION 9.9, each Loan Party shall maintain its existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

Section 9.3 COMPLIANCE WITH LAW AND AGREEMENTS; MAINTENANCE OF LICENSES. Each Loan Party shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act). Each Loan Party shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. No Loan Party shall modify, amend, or alter its certificate or articles of incorporation other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

Section 9.4 MAINTENANCE OF PROPERTY. Each Loan Party shall maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

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Section 9.5 INSURANCE.

Each Loan Party shall maintain with financially sound and reputable insurers having a rating of at least A-VII or better by Best Rating Guide, insurance against (i) loss or damage by fire with extended coverage, (ii) theft, burglary, pilferage, and loss in transit (iii) public liability and third party property damage (iv) larceny, embezzlement, or other criminal liability (v) business interruption (vi) public liability and third party property damage (vii) and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, all as the Agent, in its discretion, or acting at the direction of the Majority Lenders, shall specify, in amounts, and under policies acceptable to the Agent and the Majority Lenders. Without limiting the foregoing, each Loan Party shall also maintain flood insurance, in the event of a designation of the area in which any Real Estate covered by the Mortgages and any of the Equipment and Inventory located on such Real Estate is located as "flood prone" or a "flood risk area," (hereinafter "SFHA") as defined by the Flood Disaster Protection Act of 1973, in an amount to be reasonably determined by the Agent, and shall comply with the additional requirements of the National Flood Insurance Program as set forth in said Act. Each Loan Party shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

Each Loan Party shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named as secured party or mortgagee and loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than fifteen (15) days prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of any Loan Party or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Loan Parties when due, and certificates of insurance and, if requested by the Agent, photocopies of the policies shall be delivered to the Agent in sufficient quantity for distribution by the Agent to each of the Lenders. If any Loan Party fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

Each Loan Party shall promptly notify the Agent of any loss, damage, or destruction to the Collateral in excess of (i) $500,000 if covered by insurance or (ii) $100,000 if not covered by insurance. The Agent is hereby authorized to collect all insurance proceeds in respect of Collateral directly and to apply or remit them as follows:

With respect to insurance proceeds relating to property other than Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall promptly remit to the Loan Parties such proceeds.

With respect to insurance proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in SECTION 4.8.

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With respect to insurance proceeds relating to Collateral consisting of Fixed
Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Loans, or at the option of the Majority Lenders, may permit or require such money, or any part thereof, to be used to replace, repair, restore, or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage, or destruction; PROVIDED, HOWEVER, that so long as there does not then exist any Default or Event of Default, the Loan Parties shall be permitted to use insurance proceeds relating to Collateral consisting of Fixed Assets in an aggregate amount not to exceed $1,000,000 with respect to any occurrence, to replace, repair, restore, or rebuild the relevant Fixed Assets, in the manner set forth in this sentence; and PROVIDED, FURTHER, that the Loan Parties provide the Agent with notice of receipt of any such insurance proceeds and a summary of any planned replacement, repair, restoration, or rebuilding of the relevant Fixed Assets.

Section 9.6 CONDEMNATION.

Each Loan Party shall, immediately upon learning of the institution of any proceeding for the condemnation or other taking of any of its property, notify the Agent of the pendency of such proceeding, and agrees that the Agent may participate in any such proceeding, and the Loan Parties from time to time will deliver to the Agent all instruments reasonably requested by the Agent to permit such participation.

The Agent is hereby authorized to collect the proceeds of any condemnation claim or award directly, and to apply or remit them as follows:

With respect to condemnation proceeds relating to property other than Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall remit such proceeds to the Loan Parties.

With respect to condemnation proceeds relating to Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in SECTION 4.8.

Section 9.7 ENVIRONMENTAL LAWS.

Each Loan Party shall conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. Each Loan Party shall take prompt and appropriate action to respond to any existing or alleged non-compliance with Environmental Laws ("ENVIRONMENTAL COMPLIANCE ISSUES") and shall report to the Agent from time to time on such response.

Without limiting the generality of the foregoing, the Loan Parties shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each Environmental Compliance Issue. The Agent or any

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Lender may request copies of non-privileged technical reports prepared by any
Loan Party and its communications with any Governmental Authority to determine whether such Loan Party is proceeding reasonably to correct, cure or contest in good faith any Environmental Compliance Issue. At any time any Environmental Compliance Issue or an Event of Default exists, each Loan Party shall, at the Agent's or the Majority Lenders' request and at such Loan Party's expense, (i) retain an independent environmental engineer reasonably acceptable to the Agent to evaluate the site, including tests if appropriate, to which the Environmental Compliance Issue relates and prepare and deliver to the Agent (with a copy to the Loan Party), in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to the Agent in sufficient quantity for distribution by the Agent to the Lenders a supplemental report of such engineer whenever the scope of the environmental problems (if any), or the response thereto or the estimated costs thereof, shall change in any material respect.

Section 9.8 COMPLIANCE WITH ERISA. Each Loan Party shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

Section 9.9 MERGERS, CONSOLIDATIONS, SALES, ACQUISITIONS. No Loan Party shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing; PROVIDED that notwithstanding the foregoing or any other provision of this Agreement, as long as no Default exists or would result therefrom and provided the Parent gives the Agent and the Lenders prior written notice:

a Loan Party, other than the Parent, may wind-up, dissolve, or liquidate if (i) its property is transferred to the Parent or another Loan Party and (ii) the Person acquiring such property complies with its obligations under SECTION 6.2 and SECTION 9.27 simultaneously with such acquisition;

a Loan Party, other than the Parent, may merge or consolidate with the Parent or another Loan Party (provided the Parent or such other Loan Party is the survivor of any such merger or consolidation to which it is a party);

a Loan Party may make Permitted Acquisitions; and

the Loan Parties may enter into sales or other dispositions of property of the Loan Parties consisting of (i) Inventory sold in the ordinary course of business as permitted by SECTION 6.4, (ii) subject to SECTION 6.11(C) and SECTION 4.5, sales of Equipment having an orderly liquidation value of no greater than $2,500,000 in the aggregate (net of costs for replacement of Equipment

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permitted under SECTION 6.11(C) in any Fiscal Year), PROVIDED, that the Agent shall have received written notice of any such sale or disposition involving Equipment with an orderly liquidation value in excess of $500,000 and (iii) subject to SECTION 6.11(C) and SECTION 4.5, sales allowed by SECTION 9.19.

Section 9.10 DISTRIBUTIONS; CAPITAL CHANGE; RESTRICTED INVESTMENTS. No Loan Party shall (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions by a Loan Party to another Loan Party, (b) make any change in its capital structure which could reasonably be expected to have a Material Adverse Effect, or (c) make any Restricted Investment.

Section 9.11 TRANSACTIONS AFFECTING COLLATERAL OR OBLIGATIONS. No Loan Party, nor any of its Subsidiaries, shall enter into any transaction which could reasonably be expected to have a Material Adverse Effect.

Section 9.12 GUARANTIES. No Loan Party shall make, issue, or become liable on any Guaranty, except Guaranties of the Obligations in favor of the Agent, Guaranties of Debt allowed under SECTION 9.13 and any Guaranty by the Parent of the obligations of a Subsidiary of the Parent under operating leases entered into by such Subsidiary in the ordinary course of business.

Section 9.13 DEBT. No Loan Party shall incur or maintain any Debt, other than:
(a) the Obligations; (b) trade payables and contractual obligations to suppliers and customers arising in the ordinary course of business; (c) other Debt existing on the Closing Date and reflected in the Financial Statements attached hereto as EXHIBIT C; (d) Debt constituting purchase money Debt (including, without limitation, obligations under Capital Leases) incurred after the Closing Date not to exceed $3,000,000 in the aggregate; (e) Permitted Subordinated Debt;
(f) Debt constituting purchase money Debt (including, without limitation, obligations under Capital Leases; PROVIDED that such Debt shall exclude all amounts for consulting, shipping, installation, and other "soft costs" as determined by the Agent) incurred after the Closing Date and prior to the second anniversary of the Closing Date, not to exceed $8,000,000 for the purchase of a management information system for the Loan Parties, and (g) other Debt of a type not specifically listed in this Section and described on SCHEDULE 8.9.

Section 9.14 PREPAYMENT. No Loan Party shall voluntarily prepay (i) any Debt, except the Obligations in accordance with the terms of this Agreement, if any Default or Event of Default is in existence at the time of any such payment or would result therefrom or (ii) any Permitted Subordinated Debt, PROVIDED, that for so long as no Default is in existence or would result therefrom, a Loan Party may voluntarily prepay Debt owing by such Loan Party to another Loan Party.

Section 9.15 TRANSACTIONS WITH AFFILIATES. Except as set forth below, no Loan Party shall sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate that is not a Borrower, or lend or advance money or property to any Affiliate that is not a Borrower, or invest in (by capital contribution or otherwise) or purchase or

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repurchase any stock or indebtedness, or any property, of any Affiliate that is not a Borrower, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate that is not a Borrower. Notwithstanding the foregoing, any Loan Party may engage in transactions with an Affiliate which is not a Borrower in the ordinary course of such Loan Party's business whether in a single transaction or a series of related transactions in an amount not to exceed $1,000,000 and upon terms no less favorable to such Loan Party than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate.

Section 9.16 INVESTMENT BANKING AND FINDER'S FEES. No Loan Party shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. The Loan Parties shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that any Loan Party is obligated to pay for any such fees, and all costs and expenses (including attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

Section 9.17 BUSINESS CONDUCTED. The Loan Parties shall not engage directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Closing Date.

Section 9.18 LIENS. No Loan Party shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens. Other than as set forth in this Agreement or in connection with the creation or incurrence of any Debt under SECTION 9.13(D) no Loan Party will enter into or become subject to any Negative Pledge; PROVIDED that any Negative Pledge entered into in connection with the creation or incurrence of Debt under SECTION 9.13(D) shall be limited to the property subject to the purchase money Lien securing such Debt.

Section 9.19 SALE AND LEASEBACK TRANSACTIONS. No Loan Party shall, directly or indirectly, enter into any arrangement with any Person providing for any Loan Party to lease or rent property that such Loan Party has sold or will sell or otherwise transfer to such Person; PROVIDED that, subject to SECTION 4.5, any Loan Party may at any time enter into any such arrangement so long as the aggregate net book value of all property sold by such Loan Party in connection with all such arrangements and the aggregate amount of all obligations incurred by the Loan Parties in connection with all such arrangements do not exceed $3,000,000.

Section 9.20 NEW SUBSIDIARIES. No Loan Party shall directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than: (a) those listed on SCHEDULE 8.5; (b) those Wholly-Owned Subsidiaries of the Parent created or acquired in connection with a Permitted Acquisition, PROVIDED that any such Subsidiary shall become a Loan Party or a Borrower (in the Agent's discretion) hereunder; (c) any Wholly-Owned Subsidiary of the Parent organized after the Closing Date and, at the time of such organization, which is designated as an Unrestricted Subsidiary by written notice to the Agent signed by the Parent, PROVIDED that the aggregate investment in all such Unrestricted Subsidiaries (whether by loans, advances, equity, or any other form of contribution) shall be included in the calculation of "other investments" under CLAUSE (J)

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of the definition of Restricted Investment; or (d) any Subsidiary that is a joint venture or other business entity, PROVIDED that the aggregate investment in all such Subsidiaries under this CLAUSE (D) (whether by loans, advances, equity, or any other form of contribution) shall be included in the calculation of "other investments" under CLAUSE (J) of the definition of Restricted Investment.

Section 9.21 FISCAL YEAR. No Loan Party shall change the last day of its Fiscal Year.

Section 9.22 CAPITAL EXPENDITURES. No Loan Party shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Loan Parties on a consolidated basis would exceed $8,000,000 during any Fiscal Year.

Section 9.23 OPERATING LEASE OBLIGATIONS. No Loan Party shall enter into, or suffer to exist, any lease of real or personal property as lessee or sublessee (other than a Capital Lease), if, after giving effect thereto, the aggregate amount of Rentals (as hereinafter defined) payable by the Loan Parties on a consolidated basis in any Fiscal Year in respect of such lease and all other such leases would exceed $10,000,000 (such amount being referred to herein as "PERMITTED RENTALS"). The term "RENTALS" means all payments due from the lessee or sublessee under a lease, including, without limitation, basic rent, percentage rent, property taxes, utility or maintenance costs, and insurance premiums.

Section 9.24 FIXED CHARGE COVERAGE RATIO. As of the last day of any fiscal quarter ending prior to any date on which Availability is less than $10,000,000, the Loan Parties shall not permit the Fixed Charge Coverage Ratio, determined for Parent and its consolidated Subsidiaries for the preceding four fiscal quarters ending as of such day, to be less than 1.20 to 1.00.

Section 9.25 ADJUSTED TANGIBLE NET WORTH. The Loan Parties shall not permit the Adjusted Tangible Net Worth, determined for Parent and its consolidated Subsidiaries, as of the end of any fiscal quarter, to be less than the Adjusted Tangible Net Worth Requirement.

Section 9.26 USE OF PROCEEDS. The Loan Parties shall use the Loan Proceeds to
(i) pay Debt under the Original Agreement owing to the "Lenders" thereunder other than the Bank, (ii) refinance other Debt under the Original Agreement as provided by SECTION 15.22 and (iii) general working capital purposes (not otherwise prohibited by this Agreement) in the ordinary course of business, and shall not use any portion of the Loan proceeds, directly or indirectly, (a) to purchase or carry any Margin Stock, (b) to repay or otherwise refinance indebtedness of the Loan Parties or others incurred to purchase or carry any Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (d) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

Section 9.27 FURTHER ASSURANCES. The Loan Parties shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

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ARTICLE 10

                              CONDITIONS OF LENDING

Section 10.1 CONDITIONS PRECEDENT TO MAKING OF LOANS ON THE CLOSING DATE. The obligation of the Lenders to make the initial Revolving Loans and the obligation of the Agent to cause to be issued or provide any Letter of Credit or Credit Support for any Letter of Credit are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each
Lender:

The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and the Lenders:

certified copies of the certificate of incorporation, certificate of limited partnership, or comparable organizational document of each of the Loan Parties, with all amendments, if any, certified by the appropriate Governmental Authority, and the bylaws, regulations, operating agreement, or similar governing document of each Loan Party, in each case certified by the corporate secretary, general partner, or comparable authorized representative of such Loan Party, as being true and correct and in effect on the Agreement Date;

certificates of incumbency and specimen signatures with respect to each Person authorized to execute and deliver this Agreement and the other Loan Documents on behalf of each Loan Party and each other Person executing any document, certificate, or instrument to be delivered in connection with this Agreement and the other Loan Documents and, in the case of each Borrower, to request Borrowings and Letters of Credit or Credit Support for any Letter of Credit;

a certificate evidencing the existence of each Loan Party, and certificates evidencing the good standing of each Loan Party in the jurisdiction of its organization and in each other jurisdiction in which it is required to be qualified as a foreign business entity to transact its business as presently conducted, PROVIDED, that upon request by any Loan Party and with the consent of the Agent, certificates of good standing for such Loan Party in any state other than the state(s) of its organization and chief executive office, to the extent not provided on the Closing Date, may be provided after the Closing Date;

certified copies of all action taken by each Loan Party to authorize the execution, delivery, and performance of this Agreement, the other Loan Documents and the Borrowings and the Letters of Credit;

a certificate of each Loan Party signed by its Responsible Officer:

                        (A) stating that all of the representations and
                  warranties made or deemed to be made under this Agreement are true and correct as of the Closing Date, after giving effect to the Loans to be made at such time and the application of the proceeds thereof and the issuance of any Letter(s) of Credit at such time,

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                        (B) stating that no Default or Event of Default exists,

                        (C) specifying the account of the Borrowers to which the
                  Agent is authorized to transfer the proceeds of the Revolving Loans, as required by SECTION 2.2(C), and

                        (D) certifying as to such other factual matters as may
                  be reasonably requested by the Agent;

with respect to any Letter of Credit to be issued, all documentation required by
SECTION 2.4, duly executed;

a Revolving Note payable to the order of each Lender, duly executed and delivered by each Borrower, complying with the requirements of SECTION 2.2.

UCC financing statements and/or amendments to existing UCC financing statements with respect to all Collateral as may be requested by the Agent, duly executed by the respective Loan Parties, in all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Lien therein;

duly executed UCC-3 termination statements or assignments and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the Property of the Loan Parties except Permitted Liens;

a Copyright, Patent, and Trademark Agreement with respect to all Proprietary Rights, if any, owned by any Loan Party which must be registered to protect its use by such Loan Party, duly executed by each Loan Party, as applicable;

each Guaranty Agreement (if any), duly executed and delivered by each Person required pursuant to SECTION 6.18;

(A) stock certificates and stock powers (duly executed in blank) for all Capital Stock (to the extent certificated) in each Loan Party other than Parent (to the extent any such Capital Stock is certificated), together with acknowledgments executed by the respective issuers thereof, in form and substance satisfactory to the Agent and (B) "control" agreements (pursuant to the UCC), each duly executed, as the Agent may request with respect to any Investment Property listed in SCHEDULE 8.31;

a Mortgage and a title report (such title report to provide a complete listing of all Liens and other encumbrances on each property covered thereby together with copies of the documents on file with the relevant Governmental Authority with respect thereto) for each parcel of real property which any Loan Party holds fee title ownership of;

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a Borrowing Base Certificate effective as of the Business Day preceding the day such Loan is to be funded or any such Letter of Credit is to be issued;

landlord's or mortgagee's waiver and consent agreements duly executed on behalf of each landlord or mortgagee, as the case may be, of Real Estate and any other real property on which any Inventory proposed as Eligible Inventory is located (PROVIDED, that the Borrowers may defer delivery of any such agreements for a period not to exceed ninety (90) days from the Closing Date; PROVIDED, FURTHER, that thereafter the Agent may, in its discretion, reserve an amount equal to three (3) months rent for any such location from the Borrowing Base with respect to all Eligible Inventory located at any such location);

each Blocked Account Agreement duly executed as requested by the Agent;

signed opinions of counsel for the Borrowers, opining as to such matters in connection with the transactions contemplated by this Agreement as the Agent may reasonably request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel;

The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement;

the Financial Statements;

a copy of the written authorization required by SECTION 7.2(A); and

such other documents and instruments as the Agent or any Lender may reasonably request.

This Agreement and the other Loan Documents shall have been executed by each party thereto and the Loan Parties shall have performed and complied with all covenants, agreements, and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Loan Parties before or on the Closing Date.

Upon making the initial Revolving Loans (including such Revolving Loans made to finance the fees, costs, and expenses then payable under this Agreement) and issuing any Letters of Credit or Credit Support for any Letter of Credit on the date of making the initial Revolving Loans, and with all its obligations current, the Borrowers would have Availability in an amount no less than $20,000,000.

All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on such date.

No Default or Event of Default shall exist on the Closing Date, or would exist after giving effect to the Loans to be made, the Letters of Credit to be issued, and the Credit Support to be in place on such date.

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The Loan Parties shall have paid all fees and expenses of the Agent and the
Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Loan Parties and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and the Borrowing Base, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

All proceedings taken in connection with the execution of this Agreement, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

No action, proceeding, investigation, regulation, or legislation shall have been instituted, threatened, or proposed by or before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated by this Agreement or which, in the Agent's or the Lenders' reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement.

The acceptance by the Borrowers of any Loans made or Letters of Credit issued on the Closing Date shall be deemed to be a representation and warranty made by the Borrowers to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Loan Parties, dated the Closing Date, to such effect. Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this SECTION 10.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this SECTION 10.1.

Section 10.2 CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date and the obligation of the Agent to issue or cause to be issued or to provide Credit Support for any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

the following statements shall be true, and the acceptance by the Borrowers of any extension of credit shall be deemed to be a statement to the effect set forth in CLAUSE (I) and CLAUSE (II), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of each Loan Party, dated the date of such extension of credit, stating that:

The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though

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made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified by the Loan Parties that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default;

The amount of the Borrowing Base shall be sufficient to make such Revolving Loans or issue such Letters of Credit without the Availability being or becoming less than zero dollars ($0.00), PROVIDED, HOWEVER, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of in SECTION 2.2(H),
SECTION 2.2(I), and SECTION 2.2(J).

The Agent shall have received satisfactory evidence that the Agent has a valid, exclusive (other than Permitted Liens), and perfected first priority security interest, lien, collateral assignment, and pledge as of such date in all Collateral and other property, if any, covered by the Agent Lien (to the extent any such Liens may be perfected under the UCC; PROVIDED that upon the Agent's request, the Loan Parties shall provide any additional agreement, document, instrument, certificate, or other item relating to any other Collateral as may be required for perfection under any Requirement of Law);

Except as disclosed in writing to the Agent and the Lenders on or before the Closing Date, as of the Closing Date and as of the date of funding such Loan or issuing such Letter of Credit, there shall not have occurred any change which is materially adverse, in the Agent's or the Lenders' discretion, to the assets, liabilities, businesses, operations, or condition (financial or otherwise) of the Loan Parties in comparison to such conditions as presented by the Financial Statements and no Material Adverse Effect shall have occurred.

ARTICLE 11

                                 DEFAULT REMEDIES

Section 11.1 EVENTS OF DEFAULT. It shall constitute an event of default ("EVENT OF DEFAULT") if any one or more of the following shall occur for any reason:

any failure of timely payment of any principal of or interest or premium on (i) any Revolving Loan, or (ii) any of the other Obligations and any such failure of payment of any such other Obligations shall continue for a period of five (5) days;

any representation or warranty made or deemed made by the Loan Parties in this Agreement or in any of the other Loan Documents, any Financial Statement, or any certificate furnished by the Loan Parties or any of their Subsidiaries at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

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any default shall occur in

the observance or performance of any of the covenants and agreements contained in ARTICLE 6 or ARTICLE 7 or SECTION 9.2 (insofar as it requires the preservation of the existence of the Loan Parties), SECTION 9.9 through SECTION 9.15, and SECTION 9.18 through SECTION 9.27, or the observance or performance of any of the covenants and agreements contained in this Agreement, other than as referenced in SECTION 11.1(A), and SECTION 11.1(C)(I), or any other Loan Documents, or any other agreement entered into at any time to which the Loan Parties and the Agent or any Lender are party (including in respect of any Bank Products) and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Parent by the Agent, or if any such agreement or document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable, without the written consent of the Agent and the Majority Lenders;

default shall occur with respect to any Debt For Borrowed Money (other than the Obligations) in an outstanding principal amount which exceeds $1,000,000, or under any agreement or instrument under or pursuant to which any such Debt For Borrowed Money may have been issued, created, assumed, or guaranteed by any Loan Party, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt For Borrowed Money to accelerate, the maturity of any such Debt For Borrowed Money, or any such Debt For Borrowed Money shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

any Loan Party shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement, or readjustment of its debts or for any other relief under the Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action, or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee, or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

an involuntary petition or proposal shall be filed or an action or proceeding otherwise commenced (other than as referenced in SECTION 11.1(E)) seeking reorganization, arrangement, consolidation, or readjustment of the debts of any Loan Party or for any other relief under the Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and either (i) such petition, proposal, action, or proceeding shall not have been dismissed within a period of sixty (60) days after its commencement or (ii) an order for relief against any Loan Party shall have been entered in such proceeding;

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a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee, or similar officer for any Loan Party or for all or any part of its property shall be appointed or a warrant of attachment, execution, or similar process shall be issued against any part of the property of any Loan Party;

any Loan Party shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved, or wound-up (except in a transaction allowed under SECTION 9.9) or shall commence or have commenced against it any action or proceeding for dissolution, winding-up, or liquidation, or shall take any corporate action in furtherance thereof;

all or any material part of the property of any Loan Party shall be nationalized, expropriated, or condemned, seized, or otherwise appropriated, or custody or control of such property or of any Loan Party shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

any guaranty of the Obligations shall be terminated, revoked, or declared void or invalid;

one or more judgments, orders, decrees, or arbitration awards is entered against any Loan Party involving liability in the aggregate (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $1,000,000 or more, and the same shall remain unsatisfied, unvacated, and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

any loss, theft, damage, or destruction of any item or items of Collateral or other property of any Loan Party occurs which materially and adversely affects the property, business, operation, prospects, or condition of any Loan Party and is not adequately covered by insurance;

there occurs a Material Adverse Effect;

there is filed against any Loan Party any civil or criminal action, suit, or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (i) is not dismissed within one hundred twenty (120) days, and
(ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected, and prior to all other Liens (other than Permitted Liens which are expressly permitted to have priority over the Agent's Liens) or is terminated, revoked, or declared void;

(i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of

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ERISA to the Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $1,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $1,000,000; or (iii) any Loan Party or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $1,000,000;

there occurs a Change of Control; or

any "Event of Default" (as defined in the Subordinated Notes) occurs under the Subordinated Notes prior to the discharge thereof.

Section 11.2 REMEDIES.

If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on any Loan Party: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on any Loan Party: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in SECTIONS 11.1(E), 11.2(F), 11.1(G), or 11.1(H), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; and (C) pursue its other rights and remedies under the Loan Documents and applicable law.

If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on any Loan Party's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or any Loan Party shall, upon the Agent's demand, at such Loan Party's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit, or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Loan Party agrees that any notice by the Agent of sale, disposition, or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable

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notice to the Loan Parties if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) days prior to such action to the Loan Parties' address specified in or pursuant to SECTION 15.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to any Loan Party. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Loan Party irrevocably waives: (A) the posting of any bond, surety, or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Loan Party agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Loan Party's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and each Loan Party's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations. The Agent will return any excess to the Loan Parties and the Loan Parties shall remain liable for any deficiency.

If an Event of Default occurs and is continuing, each Loan Party hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

Each Loan Party recognizes that the Agent may be unable to effect a public sale of any or all of the Collateral or other property to be sold by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in applicable federal or state securities laws but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral or other property to be sold for their own account for investment and not with a view to the distribution or resale thereof. Each Loan Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Unless required by a Requirement of Law, the Agent shall not be under any obligation to delay a sale of any of the Collateral or other property to be sold for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States under any applicable federal or state securities laws, even if such issuer would agree to do so. Each Loan Party further agrees to do or cause to be done, to the extent that such Loan Party may do so under Requirements of Law, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral or other property to be sold valid and binding and in compliance with any and all Requirements of Law at the Loan Parties' expense. Each Loan Party further agrees that a breach of any of the covenants contained in this SECTION 11.2(D) will cause irreparable injury to the Agent and the Lenders for which there is no

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adequate remedy at law and, as a consequence, agrees that each covenant contained in this SECTION 11.2(D) shall be specifically enforceable against such Loan Party and such Loan Party hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) such Loan Party's failure to perform such covenants will not cause irreparable injury to the Agent and the Lenders or (ii) the Agent or the Lenders have an adequate remedy at law in respect of such breach. Each Loan Party further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent and the Lenders by reason of a breach of any of the covenants contained in this SECTION 11.2(D) and, consequently, agrees that, if such Loan Party shall breach any of such covenants and the Agent or the Lenders shall sue for damages for such breach, such Loan Party shall pay to the Agent, for the benefit of the Agent and the Lenders, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Collateral or other property to be sold on the date the Agent shall demand compliance with this SECTION 11.2(D).


ARTICLE 12

                               TERM AND TERMINATION

Section 12.1 TERM AND TERMINATION. The term of this Agreement shall end on the Stated Termination Date. The Agent upon direction from the Majority Lenders may terminate this Agreement without notice upon the occurrence and during the continuation of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest, and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Loan Parties shall immediately arrange for the cancellation and return of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Loan Parties shall remain bound by the terms of this Agreement and shall not be relieved of any of their Obligations hereunder, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

ARTICLE 13

           AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

Section 13.1 NO WAIVERS; CUMULATIVE REMEDIES. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Loan Party and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Loan Parties of any provision of this Agreement. The Agent's and each

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Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

Section 13.2 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Loan Parties and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Loan Parties and acknowledged by the Agent, do any of the following:

increase or extend the Commitment of any Lender;

postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

increase any of the percentages set forth in the definition of the Borrowing
Base;

amend this Section or any provision of the Agreement providing for consent or other action by all Lenders;

release Collateral other than as permitted by SECTION 14.12;

change the definitions of "Majority Lenders" or "Required Lenders"; or

increase the Maximum Revolver Amount and the Unused Letter of Credit
Subfacility;

PROVIDED, HOWEVER, the Agent may, in its sole discretion and notwithstanding the limitations contained in CLAUSE (E) and CLAUSE (I) above and any other terms of this Agreement, make Revolving Loans (including Agent Advances) in an amount not to exceed ten percent (10.0%) of the Borrowing Base and, PROVIDED FURTHER, that no amendment, waiver, or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

Section 13.3 ASSIGNMENTS; PARTICIPATIONS.

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Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably withheld) and so long as no Default exists of the Parent (which consent shall not be unreasonably withheld), assign and delegate to one or more Eligible Assignees (PROVIDED that no consent of the Agent or the Parent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitments, and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 (PROVIDED that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $5,000,000); PROVIDED, HOWEVER, that the Loan Parties and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, shall have been given to the Loan Parties and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Loan Parties and the Agent an Assignment and Acceptance in the form of EXHIBIT F ("ASSIGNMENT AND ACCEPTANCE") together with any Note or Notes subject to such assignment, and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $5,000.

From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and
(ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by the Loan Parties to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will,

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independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

Immediately upon satisfaction of the requirements of SECTION 13.3(A), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender PRO TANTO.

Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Loan Parties (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "ORIGINATING LENDER") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Loan Parties and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, and (v) all amounts payable by the Loan Parties hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or securitY interest in any manner permitted under applicable law.

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ARTICLE 14

                                    THE AGENT

Section 14.1 APPOINTMENT AND AUTHORIZATION. Each Lender hereby designates and appoints the Bank as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this ARTICLE 14. The provisions of this ARTICLE 14 are solely for the benefit of the Agent and the Lenders and the Loan Parties shall have no rights as a third party beneficiary of any of the provisions contained herein other than as expressly provided in SECTION 14.10 and SECTION 14.12. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to
SECTION 2.2(I), and (c) the exercise of remedies pursuant to SECTION 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

Section 14.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees, or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

Section 14.3 LIABILITY OF THE AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation, or warranty made by the Loan Parties or Affiliate of the Loan Parties, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement, or other document referred to or provided

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for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Parties or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Loan Party's Affiliates.

Section 14.4 RELIANCE BY THE AGENT.

The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, or telephone message, statement, or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders (or all Lenders if so required by SECTION 13.2) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

For purposes of determining compliance with the conditions specified in SECTION 10.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved, or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance, or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

Section 14.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or a Loan Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with SECTION 11; PROVIDED, HOWEVER, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

Section 14.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Loan Parties and their Affiliates, shall be deemed

SECOND AMENDED AND RESTATED
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
to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition, and creditworthiness of the Loan Parties and their Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Loan Parties. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition, and creditworthiness of the Loan Parties. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition, or creditworthiness of any Loan Party which may come into the possession of any of the Agent-Related Persons.

Section 14.7 INDEMNIFICATION. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, THE LENDERS SHALL INDEMNIFY UPON DEMAND THE AGENT-RELATED PERSONS (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF THE LOAN PARTIES AND WITHOUT LIMITING THE OBLIGATION OF THE LOAN PARTIES TO DO SO), PRO RATA, FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES AS SUCH TERM IS DEFINED IN SECTION 15.11; PROVIDED, HOWEVER, THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT TO THE AGENT-RELATED PERSONS OF ANY PORTION OF SUCH INDEMNIFIED LIABILITIES RESULTING SOLELY FROM SUCH PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Loan Parties. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

Section 14.8 THE AGENT IN INDIVIDUAL CAPACITY. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with any Loan Party and Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, the Bank or its Affiliates may receive information regarding any Loan Party (including information that may be subject to confidentiality obligations in favor of any such Loan Party)

SECOND AMENDED AND RESTATED
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
and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

Section 14.9 SUCCESSOR AGENT. The Agent may resign as Agent upon thirty (30) days notice to the Lenders and the Loan Parties, such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer, or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. If the Agent resigns under this Agreement, subject to the proviso in the preceding sentence, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Loan Parties, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent, and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

Section 14.10 WITHHOLDING TAX.

If any Lender is a "foreign corporation, partnership, or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent and the Parent:

if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W9; and

such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

      Such Lender agrees to promptly notify the Agent and the Parent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

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
If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Agent and the Parent of the percentage amount in which it is no longer the beneficial owner of Obligations owing to such Lender. To the extent of such percentage amount, the Agent and the Parent will treat such Lender's IRS Form 1001 as no longer valid.

If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

If any Lender is entitled to a reduction in the applicable withholding tax, the Agent or any Loan Party may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by CLAUSE (A) of this Section are not delivered to the Agent and the Parent, then the Agent or any Loan Party may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent or any Loan Party did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent or any Loan Party of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent and the Loan Parties fully for all amounts paid, directly or indirectly, by the Agent or any Loan Party as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this SECTION 14.10, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this SECTION 14.10(E) shall survive the payment of all Obligations and the resignation or replacement of the Agent.

Section 14.11 RESERVED.

Section 14.12 COLLATERAL MATTERS.

The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Agent that the sale or disposition is made in compliance with SECTION 9.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which no Loan Party owned

SECOND AMENDED AND RESTATED
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
any interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; PROVIDED that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $10,000,000 during any one (1) year period without the prior written authorization of the Lenders. Upon request by the Agent or the Loan Parties at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this SECTION 14.12.

Upon receipt by the Agent of any authorization required pursuant to SECTION 14.12(A) from the Lenders of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Loan Parties, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; PROVIDED, HOWEVER, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

Section 14.13 RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set-off against the Obligations, any amounts owing by such Lender to any Loan Party or any accounts of any Loan Party now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against any Loan Party, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 109

If at any time or times any Lender shall receive (i) by payment, foreclosure, set-off, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations owing to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (A) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; PROVIDED, HOWEVER, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

Section 14.14 AGENCY FOR PERFECTION. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

Section 14.15 PAYMENTS BY THE AGENT TO THE LENDERS. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest on the Loans or otherwise.

Section 14.16 CONCERNING THE COLLATERAL AND THE RELATED LOAN DOCUMENTS. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, the Majority Lenders, or the Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent, the Majority Lenders, or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 110

Section 14.17 FIELD AUDIT AND EXAMINATION REPORTS; DISCLAIMER BY LENDERS. By signing this Agreement, each Lender:

is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "REPORT" and collectively, "REPORTS") prepared by the Agent;

expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties' books and records, as well as on representations of the Loan Parties' personnel;

agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrowers; and (ii) to pay and protect, and indemnify, defend, and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 14.18 RELATION AMONG LENDERS. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

ARTICLE 15

                                  MISCELLANEOUS

Section 15.1 CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL. The enumeration herein of the Agent's and each Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent and the Lenders may have under the UCC or other applicable law. The Agent and the Lenders shall have the right, in their sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the

SECOND AMENDED AND RESTATED
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
exercise of any others, all of which shall be cumulative. The Agent and the Lenders may, without limitation, proceed directly against any Person liable therefor to collect the Obligations without any prior recourse to the Collateral. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power, or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 15.2 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

Section 15.3 GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS.

THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO
ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF TEXAS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE LOAN PARTIES, THE AGENT, AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE LOAN PARTIES, THE AGENT, AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING (i) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY LOAN PARTY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (ii) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 112

EACH LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH LOAN PARTY AT ITS ADDRESS SET FORTH IN SECTION 15.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

Section 15.4 WAIVER OF JURY TRIAL. EACH OF THE LOAN PARTIES, THE LENDERS, AND THE AGENT WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE LOAN PARTIES, THE LENDERS, AND THE AGENT AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 15.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of each Loan Party contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

Section 15.6 OTHER SECURITY AND GUARANTIES. The Agent, may, without notice or demand and without affecting the Loan Parties' obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce, or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

Section 15.7 FEES AND EXPENSES. Each Loan Party agrees to pay to the Agent, for its benefit, on demand, all costs and expenses that the Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this

SECOND AMENDED AND RESTATED
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
Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby;
(c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees, and other charges for recording the Mortgage, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of this Agreement); (e) sums paid or incurred to pay any amount or take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Loan Parties' operations by the Agent; (g) costs and expenses of forwarding loan proceeds, collecting checks, and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral; and (i) costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Loan Parties. All of the foregoing costs and expenses shall be charged to the Borrowers' Loan Account as Revolving Loans as described in
SECTION 4.7.

Section 15.8 NOTICES. Except as otherwise provided herein, all notices, demands, and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

      IF TO THE AGENT OR TO THE BANK:

            Bank of America, N.A.
            901 Main Street, 6th Floor
            Dallas, Texas 75202
            Attention: Business Credit/Regional Manager: URGENT
            Telecopy No.:  214-209-3501

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 114

            WITH A COPY TO:

            Jenkens & Gilchrist, P.C.
            1445 Ross Avenue, Suite 3200
            Dallas, Texas 75202
            Attention: Daniel C. Garner, Esq.
            Telecopy No.: 214-855-4300

      IF TO THE LOAN PARTIES:

            Pentacon, Inc.
            10375 Richmond Avenue, Suite 700
            Houston, Texas 77042
            Attention: Chief Financial Officer
            Telecopy No.:  713-860-1001

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.

Section 15.9 WAIVER OF NOTICES. Unless otherwise expressly provided herein, each Loan Party waives presentment, protest, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations, and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Loan Party which the Agent or any Lender may elect to give shall entitle any Loan Party to any or further notice or demand in the same, similar, or other circumstances.

Section 15.10 BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; PROVIDED, HOWEVER, that no interest herein may be assigned by any Loan Party without the prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

Section 15.11 INDEMNITY OF THE AGENT AND THE LENDERS BY THE LOAN PARTIES.

EACH LOAN PARTY AGREES TO DEFEND, INDEMNIFY AND HOLD THE AGENT-RELATED PERSONS, AND EACH LENDER AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, COUNSEL, AGENTS, AND ATTORNEYS-IN-FACT (EACH, AN "INDEMNIFIED PERSON") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, CHARGES, EXPENSES, AND DISBURSEMENTS (INCLUDING ATTORNEY COSTS) OF ANY KIND OR NATURE WHATSOEVER WHICH

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
MAY AT ANY TIME (INCLUDING AT ANY TIME FOLLOWING REPAYMENT OF THE LOANS AND THE TERMINATION, RESIGNATION, OR REPLACEMENT OF THE AGENT OR REPLACEMENT OF ANY LENDER) BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY SUCH PERSON IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED BY OR REFERRED TO HEREIN, OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY ACTION TAKEN OR OMITTED BY ANY SUCH PERSON UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING, INCLUDING WITH RESPECT TO ANY INVESTIGATION, LITIGATION, OR PROCEEDING (INCLUDING ANY INSOLVENCY PROCEEDING OR APPELLATE PROCEEDING) RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE LOANS, OR THE USE OF THE PROCEEDS THEREOF, WHETHER OR NOT ANY INDEMNIFIED PERSON IS A PARTY THERETO (ALL THE FOREGOING, COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"); PROVIDED, THAT THE LOAN PARTIES SHALL HAVE NO OBLIGATION HEREUNDER TO ANY INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES RESULTING SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON. THE AGREEMENTS IN THIS SECTION SHALL SURVIVE PAYMENT OF ALL OTHER OBLIGATIONS.

EACH LOAN PARTY AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE AGENT AND THE LENDERS FROM ANY LOSS OR LIABILITY DIRECTLY OR INDIRECTLY ARISING OUT OF THE USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE OF A HAZARDOUS SUBSTANCE RELATING TO ANY LOAN PARTY'S OPERATIONS, BUSINESS, OR PROPERTY. THIS INDEMNITY WILL APPLY WHETHER THE HAZARDOUS SUBSTANCE IS ON, UNDER OR ABOUT ANY LOAN PARTY'S PROPERTY OR OPERATIONS OR PROPERTY LEASED TO ANY LOAN PARTY. THE INDEMNITY INCLUDES BUT IS NOT LIMITED TO ATTORNEY COSTS (INCLUDING THE REASONABLE ESTIMATE OF THE ALLOCATED COST OF IN-HOUSE COUNSEL AND STAFF). THE INDEMNITY EXTENDS TO THE AGENT AND THE LENDERS, THEIR PARENTS, AFFILIATES, SUBSIDIARIES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS, ATTORNEYS, AND ASSIGNS. "HAZARDOUS SUBSTANCES" MEANS ANY SUBSTANCE, MATERIAL, OR WASTE THAT IS OR BECOMES DESIGNATED OR REGULATED AS "TOXIC," "HAZARDOUS," "POLLUTANT," OR "CONTAMINANT" OR A SIMILAR DESIGNATION OR REGULATION UNDER ANY FEDERAL, STATE, OR LOCAL LAW (WHETHER UNDER COMMON LAW, STATUTE, REGULATION, OR OTHERWISE) OR JUDICIAL OR ADMINISTRATIVE INTERPRETATION OF SUCH, INCLUDING PETROLEUM OR NATURAL GAS. THIS INDEMNITY WILL SURVIVE REPAYMENT OF ALL OTHER OBLIGATIONS.

Section 15.12 LIMITATION OF LIABILITY. No claim may be made by any Loan Party, any Lender, or other Person against the Agent, any Lender, or the Affiliates, directors, officers, officers, employees, or agents of any of them for any special, indirect, consequential, or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or

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
related to the transactions contemplated by this Agreement or any other Loan Document, or any act, omission, or event occurring in connection therewith, and each Loan Party and each Lender hereby waives, releases, and agrees not to sue upon any claim for such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 15.13 FINAL AGREEMENT. This Agreement and the other Loan Documents are intended by the Loan Parties, the Agent, and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement and the other Loan Documents supersede any and all prior oral or written agreements relating to the subject matter hereof and thereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Loan Parties and a duly authorized officer of each of the Agent and the requisite Lenders.

Section 15.14 COUNTERPARTS. This Agreement and the other Loan Documents may be executed in any number of counterparts, and by the Agent, each Lender, and the Loan Parties in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 15.15 CAPTIONS. The captions contained in this Agreement and the other Loan Documents are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

Section 15.16 RIGHT OF SET-OFF. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Loan Parties, any such notice being waived by the Loan Parties to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special (in the case of any special account, except to the extent prohibited by any Requirement of Law), time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of any Loan Party against any and all Obligations owing to such Lender by such Loan Party, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Loan Parties and the Agent after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY LOAN PARTY HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

Section 15.17 JOINT AND SEVERAL LIABILITY. All Loans, upon funding, shall be deemed to be jointly funded to and received by the Borrowers. Each Loan Party jointly and severally agrees to pay, and shall be jointly and severally liable under this Agreement for, all Obligations (excluding

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
Existing Obligations in the case of a Newly Obligated Party), regardless of the manner or amount in which proceeds of Loans are used, allocated, shared or disbursed by or among the Loan Parties themselves, or the manner in which the Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. The Borrowers acknowledge and expressly agree with the Agent and each Lender that the joint and several liability of each Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Loan Parties and is not required or given as a condition of extensions of credit to such Borrower. Each Loan Party's obligations under this Agreement and as an obligor under a Guaranty Agreement shall be separate and distinct obligations. Each Loan Party's obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance, or subordination of the Obligations of any other Loan Party or of any promissory note or other document evidencing all or any part of the Obligations of any other Loan Party,
(ii) the absence of any attempt to collect the Obligations from any other Loan Party, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Loan Party, or any part thereof, or any other agreement now or hereafter executed by any other Loan Party and delivered to the Agent and/or any Lender,
(iv) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Loan Party, (v) the Agent's and/or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Loan Party, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Agent's and/or any Lender's claim(s) for the repayment of the Obligations of any other Loan Party under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Loan Party. With respect to any Loan Party's Obligations arising as a result of the joint and several liability of the Loan Parties hereunder with respect to Loans or other extensions of credit made to any of the other Loan Parties hereunder, such Loan Party waives, until the Obligations shall have been paid in full and the Loan Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter have against any other Loan Party, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of the Obligations or any other liability of any Loan Party to the Agent and/or any Lender. Upon any Event of Default, the Agent may proceed directly and at once, without notice, against any Loan Party to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Loan Party or any other Person, or against any security or collateral for the Obligations. Each Loan Party consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of any Loan Party or against or in payment of any or all of the Obligations.

Section 15.18 CONTRIBUTION AND INDEMNIFICATION AMONG THE LOAN PARTIES. To the extent that any Loan Party shall repay any of the Obligations, then the Loan Party making such Accommodation

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
Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Loan Parties in an amount, for each of such other Loan Parties, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Loan Party's Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Loan Parties. As of any date of determination, the "ALLOCABLE AMOUNT" of each Loan Party shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Loan Party hereunder without (a) rendering such Loan Party "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (b) leaving such Loan Party with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Loan Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this section shall be subordinate in right of payment to the prior payment in full of the Obligations. The provisions of this section shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

Section 15.19 AGENCY OF THE PARENT FOR EACH OTHER LOAN PARTY. Each of the other Loan Parties irrevocably appoints the Parent as its agent for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein (including, without limitation, execution and delivery to the Agent of Borrowing Base Certificates, Notices of Borrowing, and Notices of Conversion/ Continuation) and all modifications hereto. Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Loan Parties or acting singly, shall be valid and effective if given or taken only by the Parent, whether or not any of the other Loan Parties joins therein, and the Agent and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Parent under this SECTION 15.19, PROVIDED, that nothing in this SECTION 15.19 shall limit the effectiveness of, or the right of the Agent and the Lenders to rely upon, any notice (including without limitation a Notice of Borrowing), document, instrument, certificate, acknowledgment, consent, direction, certification or other action delivered by any Borrower pursuant to this Agreement.

Section 15.20 ADDITIONAL LOAN PARTIES. The Loan Parties contemplate that, from time to time, they may propose one or more Subsidiaries of the Parent to become party to this Agreement as a Borrower and/or a Loan Party. Addition of any such Person as a party to this Agreement is subject to approval of the Agent and the Majority Lenders, and may be conditioned upon such requirements as they may determine in their discretion, including, without limitation, (a) the furnishing of such financial and other information as the Agent or any such Lender may request; (b) approval by all appropriate approval authorities of the Agent and each such Lender; (c) execution and delivery by the Loan Parties, such Person, the Agent, and the Majority Lenders of such agreements and other documentation (including, without limitation, an amendment to this Agreement or any other Loan Document), and the furnishing by such Person or any of the Loan Parties of such certificates, opinions, and other documentation, as the Agent and any such Lender

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
may request. Notwithstanding the foregoing, neither the Agent nor any Lender shall have any obligation to approve any such Person for addition as a party to this Agreement.

Section 15.21 EXPRESS WAIVERS BY LOAN PARTIES IN RESPECT OF CROSS GUARANTIES AND CROSS COLLATERALIZATION. Each Loan Party agrees as follows:

Each Loan Party hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of the making of any Loans, the issuance of any Letter of Credit or any other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Loan Party's right to make inquiry of the Agent to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Loan Party or of any other fact that might increase such Loan Party's risk with respect to such other Loan Party under the Loan Documents; (v) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Loan Party hereunder or under any of the other Loan Documents to which such Loan Party is a party) and demands to which such Loan Party might otherwise be entitled;

Each Loan Party hereby waives the right by statute or otherwise to require the Agent or any Lender to institute suit against any other Loan Party or to exhaust any rights and remedies which the Agent or any Lender has or may have against any other Loan Party. Each Loan Party further waives any defense arising by reason of any disability or other defense of any other Loan Party (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) or by reason of the cessation from any cause whatsoever of the liability of any such Loan Party in respect thereof.

Each Loan Party hereby waives and agrees not to assert against the Agent, any Lender, or the Letter of Credit Issuer: (i) any defense (legal or equitable), set-off, counterclaim, or claim which such Loan Party may now or at any time hereafter have against any other Loan Party or any other party liable under the Loan Documents; (ii) any defense, set-off, counterclaim, or claim of any kind or nature available to any other Loan Party against the Agent, any Lender, or the Letter of Credit Issuer, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by the Agent, any Lender, or the Letter of Credit Issuer under any applicable law; (iv) the benefit of any statute of limitations affecting any other Loan Party's liability hereunder;

Each Loan Party consents and agrees that, without notice to or by such Loan Party and without affecting or impairing the obligations of such Loan Party hereunder, the Agent may (subject to any requirement for consent of any of the Lenders to the extent required by this Agreement), by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents; (ii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to any other Loan Party in respect thereof; (iii) amend or modify in any manner

SECOND AMENDED AND RESTATED
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
and at any time (or from time to time) any of the Loan Documents; or (iv) release or substitute any Person liable for payment of the Obligations, or enforce, exchange, release, or waive any security for the Obligations or any Guaranty of the Obligations;

Each Loan Party represents and warrants to the Agent and the Lenders that such Loan Party is currently informed of the financial condition of all other Loan Parties and all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Loan Party further represents and warrants that such Loan Party has read and understands the terms and conditions of the Loan Documents. Each Loan Party agrees that neither the Agent, any Lender, nor the Letter of Credit Issuer has any responsibility to inform any Loan Party of the financial condition of any other Loan Party or of any other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

Section 15.22 AMENDMENT AND RESTATEMENT; NON-ASSUMPTION BY NEW BORROWERS; DEEMED ALLOCATION OF PAYMENTS AND PROCEEDS.

This Agreement and the other Loan Documents amends and restates in its entirety the Original Agreement. All rights, benefits, indebtedness, interest, liabilities, and obligations of the Agent, the Bank and any of the Loan Parties under the Original Loan Documents are hereby renewed, amended, restated, and superseded in their entirety according to the terms and provisions set forth herein and in the other Loan Documents. All Original Obligations owing to the Bank are renewed and continued and hereafter shall be payable in accordance with this Agreement.

All obligations of any Loan Party under any guaranty agreement executed pursuant to the Original Loan Documents are renewed and continued and hereafter shall be payable in accordance with the Guaranty Agreements executed by such Loan Parties, and each such Loan Party other than a Newly Obligated Party acknowledges and agrees that the "Guaranteed Obligations" as defined by the Guaranty Agreements include, without limitation, the Original Obligations owing to the Bank existing on the Closing Date as renewed by this Agreement.

All security interests, liens, and assignments previously granted by any Loan Party pursuant to the Original Loan Documents are hereby renewed and continued, and all such security interests, liens, and assignments shall remain in full force and effect as security for all Obligations as provided by the Loan Documents.

This Agreement shall not result in or constitute a waiver of or a release, discharge, or forgiveness of any amount payable pursuant to the Original Loan Documents, which such amounts are payable pursuant to the terms of this Agreement. Each Loan Party represents and warrants that as of the date hereof there are no claims or offsets against, or defenses or counterclaims to, its obligations under this Agreement or any of the Original Loan Documents hereto or thereto. To induce the Agent, the Bank, and the Lenders to enter into this Agreement, each Loan Party waives any and all such claims, offsets, defenses, or counterclaims, whether known or unknown, arising prior to the date hereof and relating to the Original Loan Documents or this Agreement.

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LOAN AND SECURITY AGREEMENT - PAGE 121

      THIS WRITTEN LOAN AND SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   [Remainder of page intentionally left blank]



























SECOND AMENDED AND RESTATED
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
      IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                          THE BORROWERS:

                                          PENTACON, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President
                                                and Chief Financial Officer


                                          PENTACON AEROSPACE GROUP, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President
                                                and Treasurer


                                          ALATEC PRODUCTS, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President
                                                and Treasurer


                                          ALATEC CABLE HARNESS & ASSEMBLY
                                          DIVISION, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President
                                                and Treasurer

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LOAN AND SECURITY AGREEMENT

                                          ALATEC FASTENER AND COMPONENT GROUP,
                                          INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President


                                          ALATEC RACE, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President


                                          TRACE ALATEC SUPPLY COMPANY,  INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President


                                          TEXAS INTERNATIONAL AVIATION,
                                          INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President
                                                and Treasurer


                                          WEST COAST AERO PRODUCTS
                                          HOLDING CORP.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President

                                          ASI AEROSPACE GROUP, INC.

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President
                                                and Treasurer


                                          POLLARD ACQUISITION CORP.


                                          By:_________________________________
                                                Brian Fontana
                                                Senior Vice President
                                                and Treasurer


                                          PENTACON INDUSTRIAL GROUP, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Vice President


                                          MAUMEE INDUSTRIES, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Vice President
                                                and Treasurer


                                          AXS SOLUTIONS, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Vice President

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

                                          CAPITOL BOLT & SUPPLY, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Vice President


                                          PACE PRODUCTS, INC.


                                          By:_________________________________
                                                Brian Fontana
                                                Vice President


                                          SALES SYSTEMS, LIMITED


                                          By:_________________________________
                                                Brian Fontana
                                                Vice President

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

                                          THE AGENT:

                                          BANK OF AMERICA, NATIONAL ASSOCIATION


                                          By:_________________________________
                                                Dan Lane
                                                Vice President

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

                                          THE LENDERS:

Commitment:  $100,000,000                 BANK OF AMERICA, NATIONAL
Pro Rata Share:100%                       ASSOCIATION


                                          By:_________________________________
                                                Dan Lane
                                                Vice President

SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT